Registration Nos. 033-43089
						  811-06431


		SECURITIES AND EXCHANGE COMMISSION
			WASHINGTON, DC 20549

			    =========
			    FORM N-1A
			    =========


		REGISTRATION STATEMENT UNDER THE
		   SECURITIES ACT OF 1933		[ ]

	       Pre-Effective Amendment No. ____		[ ]

	       Post-Effective Amendment No. 30		[x]
	                    and/or

	       REGISTRATION STATEMENT UNDER THE
	        INVESTMENT COMPANY ACT OF 1940		[ ]

	                Amendment No. 32		[x]

	        (Check appropriate box or boxes)


		     -----------------
	             MANAGERS TRUST II
		     -----------------

	(Exact Name of Registrant as Specified in Charter)
	--------------------------------------------------

	          800 Connecticut Avenue,
		Norwalk, Connecticut 06854

	    (Address of Principal Executive Offices)
	    ----------------------------------------

	             1-(800) 835-3879

	(Registrant's Telephone Number, including area code)
	----------------------------------------------------

			Donald S. Rumery
        	      The Managers Funds
		    800 Connecticut Avenue
	              Norwalk, CT 06854


		Copy to:  Philip H. Newman, P.C.
		          Goodwin Procter LLP
	                    Exchange Place
	               Boston, MA 02109-2881

	    (Name and Address of Agent for Service)
            ---------------------------------------


As soon as practicable after the effective date of this Registration Statement

	(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective
(check appropriate box):




[x]	Immediately upon filing pursuant to	[ ]	On (date) pursuant to paragraph (b)
        paragraph (b)

[ ]	60 days after filing pursuant to 	[ ]	On (date) pursuant to paragraph
        paragraph (a)(1)				(a)(1)

[ ]	75 days after filing pursuant to	[ ]	On (date) pursuant to paragraph
	(a)(2) of Rule 485				(a)(2) of Rule 485


If appropriate, check the following box:

[ ]	This post-effective amendment designates a
      	new effective date for a previously filed post-effective amendment.

		MANAGERS TRUST II
	       ==================

	Short Duration Government Fund
	==============================
    Intermediate Duration Government Fund
    =====================================
            Total Return Bond Fund
	    ======================

	         PROSPECTUS
                 ==========

           Dated August 1, 2004
	   ====================


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		TABLE OF CONTENTS
		=================


RISK/RETURN SUMMARY
-------------------
Managers Short Duration Government
and Managers Intermediate Duration
Government Funds			1
Total Return Bond Fund			4
Performance Summary			7
Fees and Expenses		       10

ADDITIONAL CHARACTERISTICS/RISKS
--------------------------------
Short Fund and Intermediate Fund       12
Total Return Fund	               20
Managers Trust II	               22

ABOUT YOUR INVESTMENT
---------------------
Financial Highlights	               25
ManagersChoice	                       28
Your Account	                       28
How To Purchase Shares	               30
How To Sell Shares	               31
Distribution Plan
 (Total Return Fund Only)	       31
How to Purchase & Sell Shares
 (ManagersChoice Only)	               32
Investor Services	               33
Operating Policies	               34
Account Statements	               35
Dividends and Distributions	       35
Tax Information	35
Appendix A: Description
 of the Indexes	                       37


Founded in 1983, The Managers Funds family offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

This Prospectus contains information important for anyone interested in investing in Managers
Short Duration Government Fund (the "Short Fund"),
Managers Intermediate Duration Government Fund (the
"Intermediate Fund"), and Managers Total Return Bond
Fund (the "Total Return Fund") (each a "Fund" and collectively the "Funds"), each a series of Managers
Trust II. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.


RISK/RETURN SUMMARY
MANAGERS SHORT DURATION GOVERNMENT AND
INTERMEDIATE DURATION GOVERNMENT FUNDS
======================================

Investment Objectives
---------------------
The Short Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value. The Fund's objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective. The
Intermediate Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.
The Fund's objective may be changed without shareholder approval. Fund shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
The Short Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S.
Treasury securities on a constant maturity basis.

The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup
Mortgage Index and the Lehman Brothers Mortgage
Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term
U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, each of the Short Fund and the Intermediate Fund will invest at least 80% of its assets in bonds (debt securities) issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities. This policy may not be changed by either the Short Fund or the Intermediate Fund without providing its respective shareholders 60 days notice.

Both the Short Fund and the Intermediate Fund typically employ hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Short Fund generally manages its fixed-income portfolio effective duration to a target of six months. The Intermediate Fund generally manages its fixed-income portfolio effective duration to a target of between three and five years.
Each of the Short Fund and the Intermediate Fund may also engage in loans of portfolio securities to enhance income and return. Each of these Funds may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

Neither the Short Fund nor the Intermediate Fund will purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short
Fund and the Intermediate Fund will engage in over-the-counter option transactions only with primary
U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Short Fund and the Intermediate Fund will not sell options that are not covered.

For temporary defensive purposes, the Short Fund and the Intermediate Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Funds do this, they are not pursuing their objectives. The Short
Fund and the Intermediate Fund expect to engage in relatively frequent trading. Frequent trading may adversely affect each Fund's performance by increasing transaction costs. Frequent trading may also cause each Fund to realize frequent taxable capital gains which must be distributed annually to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates.

The Short Fund and the Intermediate Fund will seek to minimize credit risk by investing in securities of the highest credit quality.

In addition, as a matter of fundamental policy, each of these Funds will limit purchases to securities from the following classes of assets:
Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities; Mortgage-backed securities rated AAA by Standard & Poor's Corporation
("S&P") or Aaa by Moody's Investors Service,
Inc. ("Moody's"); Securities fully collateralized by assets in either of the above classes; Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

Principal Investment Risks
--------------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in a Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Short and Intermediate Funds as described below.

Basis Risk
----------
Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.

Credit Risk
-----------
Credit Risk is the risk that an issuer of securities may be unable to pay principal and interest when due, or that the value of the security may suffer because investors believe the issuer is less able to pay. Securities rated BB face major ongoing uncertainties or exposure to adverse business, financial or economic conditions.

Derivatives Risk
----------------
Derivatives Risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the Short Fund's or the Intermediate Fund's recognition of gain.

Interest Rate
-------------
Risk Interest Rate Risk is the risk that market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates.

Leveraging Risk
---------------
Leveraging Risk is the risk that the value of an investment in the Short Fund or the Intermediate
Fund will be more volatile and all other risks will tend to be compounded when either Fund is borrowing money or otherwise leveraging its portfolio.

Liquidity Risk
--------------
Liquidity Risk is the risk that a Fund may not be able to sell illiquid investments at the best prices at the time it planned on selling such illiquid investments.

Management Risk
---------------
Management Risk is the risk that poor security selection will cause a Fund to underperform other funds with similar objectives.

Market Risk
-----------
Market Risk is the risk that the market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

Prepayment Risk
---------------
Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated.

U.S. Government Securities Risk Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National
Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S.
Treasury, while obligations issued by others, such as Federal National Mortgage Association
("FNMA"), Federal Home Loan Mortgage Corporation
("Freddie Mac") and Federal Home Loan Banks
("FHLBs"), are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurances can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

MANAGERS TOTAL RETURN BOND FUND
===============================

Investment Objective
--------------------
The Total Return Fund's objective is to
achieve a high level of total return. The
Total Return Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
-------------------------------
Under normal circumstances, the Total Return
Fund invests at least 80% of its assets in bonds (debt securities). The Total Return
Fund's policy of investing at least 80% of its assets in bonds may not be changed without providing shareholders 60 days notice. In addition, the Total Return Fund normally invests at least 65% of its total assets in a diversified portfolio of investment grade quality corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade quality securities are those rated at least in the BBB/Baa major rating category by Standard &
Poor's Corporation or Moody's Investors
Services, Inc. (or a similar rating from any nationally recognized statistical rating organization) or if unrated, are considered by the asset manager to be of comparable quality.
Debt securities held by the Total Return Fund may have any remaining maturity, but under normal conditions, the Total Return Fund will seek to maintain an average duration comparable to its benchmark index. The duration of the benchmark index (Lehman Brothers U.S. Aggregate
Index) as of June 30, 2004 was 4.77 years.
Occasionally, the Total Return Fund may purchase only the interest or principal component of a mortgage-related security. For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Total
Return Fund is invested in these instruments, the Fund will not be pursuing its objective.

The "total return" sought by the Total Return
Fund consists of income earned on the Total Return
Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular security or sector. The Total
Return Fund will seek securities that the asset manager believes will have favorable prospects for total return. The asset manager will consider, among other things, the potential for improving industry or company specific fundamentals. This includes an analysis of a company's creditworthiness, earnings potential, improving credit quality ratings, cash flow and revenue growth.

The asset manager will search for specific fixed-income securities that it believes are undervalued and whose price changes may not have a direct correlation with changes in interest rates. These securities may have favorable differences in yield relative to other comparable fixed-income securities. The asset manager will also consider how overall economic factors may impact the valuation of a fixed-income security considered for purchase by the Total Return Fund.
Lastly, the asset manager will consider whether specific securities in certain industries may be undervalued and overlooked by the marketplace.
The asset manager will consider whether to sell a particular security when any of the above factors materially change. All of these factors will be considered by the asset manager in its attempt to achieve high total return.

Although the investment strategies of the Total
Return Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Total Return Fund's transaction costs, which may have an adverse effect on the Fund's performance, and increase your tax liability.

PRINCIPAL INVESTMENT RISKS
--------------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Total Return Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Total Return Fund as described below.

Credit Risk
-----------
The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's
Investors Services, Inc. and Standard & Poor's
Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk.
Bonds rated below investment grade (BB/Bb or lower) are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics as well.

Economic Risk
-------------
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Inflation Risk
--------------
Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living.
Almost all financial assets have some inflation risk.

Intelligence Risk
-----------------
Intelligence risk is a term created by The
Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate
-------------
Risk Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall.
The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio's interest rate sensitivity.
The longer the duration of the security, the more sensitive the security is to this risk.

Liquidity Risk
--------------
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Prepayment Risk
---------------
Many bonds have call provisions which allow the
debtors to pay them back before maturity.   This
is especially true with mortgage securities, which can be paid back at any time. Typically debtors repay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

PERFORMANCE SUMMARY
-------------------
The following bar charts illustrate the risks of investing in the Funds by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since a Fund's inception date). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

    Annual Total Returns - Last Ten Calendar Years
    ----------------------------------------------
	   SHORT FUND
	   ==========

Year	    Annual Total Returns
----	    --------------------
1994		4.1%
1995		6.1%
1996		6.3%
1997		6.3%
1998		4.8%
1999		4.1%
2000		5.0%
2001		7.6%
2002		4.1%
2003		2.0%


Best Quarter: 2.5% (1st Quarter 2001)
Worst Quarter: 0.05% (2nd Quarter 2004)
(January 1, 2004 - June 30, 2004:  0.31%)


   Annual Total Returns - Last Ten Calendar Years
   ----------------------------------------------
           INTERMEDIATE FUND
	   =================

Year	  Annual Total Returns
----	  --------------------
1994		-1.7%
1995		16.4%
1996		 5.1%
1997		 9.0%
1998		 6.6%
1999	 	 1.2%
2000		 9.6%
2001		 8.2%
2002		 8.6%
2003		 4.1%


Best Quarter: 5.45% (1st Quarter 1995)
Worst Quarter: -2.25% (1st Quarter 1994)
(January 1, 2004 - June 30, 2004:  0.33%)

   Annual Total Returns - Since Inception
   --------------------------------------
            TOTAL RETURN FUND
	    =================

Year	  Annual Total Returns
----      --------------------
2003		4.2%



Best Quarter: 2.18% (2nd Quarter 2003)
Worst Quarter: -2.68% (2nd Quarter 2004)
(January 1, 2004 - June 30, 2004:  -0.26%)

Total Return is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

The following table compares the Funds' performance to that of a broadly based securities market index.
Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of each Index is included in Appendix A. As always, a Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.



Average Annual Total Returns (as of 12/31/03) (1)
-------------------------------------------------



Short Fund				1 Year 	5 Years	10 Years
----------				------	------- --------
(Inception Date: 3/31/92)
Return Before Taxes 			2.47% 	4.63% 	5.07%
Return After Taxes on Distributions 	1.56% 	2.68% 	2.94%
Return After Taxes on Distributions
  and Sale of Fund Shares 		1.60% 	2.72% 	2.98%
Merrill Lynch 6 Mo. US T-Bill Index (2)	1.29% 	3.95% 	4.66%
----------------------------

Intermediate Fund
-----------------
(Inception Date: 3/31/92)
Return Before Taxes 			3.40% 	6.14% 	6.53%
Return After Taxes on Distributions 	2.27% 	4.24% 	4.04%
Return After Taxes on Distributions
  and Sale of Fund Shares 		2.20% 	4.05% 	3.98%
Citigroup Mortgage Index (2) 		3.07% 	6.59% 	6.91%
-----------------------------

						Since
Total Return Fund			1 Year	Inception
-----------------			------	---------
(Inception Date: 12/30/02)
Return Before Taxes 			3.37% 	3.37%
Return After Taxes on Distributions 	2.36% 	2.35%
Return After Taxes on Distributions
  and Sale of Fund Shares 		2.19% 	2.28%
Lehman Bros. Aggregate Index (2) 	4.10% 	4.02%
--------------------------------


(1) After-tax returns are calculated by Lipper.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Reflects no deduction for fees, expenses or taxes.


FEES AND EXPENSES
=================
This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds in this Prospectus.

Shareholder Fees
----------------
(fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed
 on Purchases (as a percentage of
 the offering price) 	    		None
Maximum Deferred Sales Charge
 (Load) 	                        None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends and Other
 Distributions 	                        None
Redemption Fee 	                        None


       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
---------------------------------------------



							Total
			Short 	    Intermediate        Return
			Fund	       Fund		Fund
			-----	    ------------	------

Management Fees 	0.70% 		0.70% 		0.50%
Distribution (12b-1)
 Fees 			N/A 		N/A 		0.00% (2)
Other Expenses:
   Interest Expense 	0.03% 		0.00% 		0.00%
   Other Expenses 	0.19% 		0.23% 		0.83%
Total Other Expenses 	0.22% 		0.23% 		0.83%
Total Annual Fund
 Operating Expenses 	0.92% 		0.93% 		1.33%
Fee Waiver and
 Reimbursement (1)     -0.14% 	       -0.05% 	       -0.34%
Net Annual Fund
 Operating Expenses 	0.78% 		0.88% 		0.99%



(1) The Managers Funds LLC (the "Investment Manager") has contractually agreed through August 1, 2005 to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to 0.78% of average daily net assets for the Short
Fund, 0.88% of average daily net assets for the Intermediate Fund and 0.99% of average daily net assets for Total Return Fund, subject to later reimbursement by each Fund in certain circumstances.
In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund's contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund's Total Annual Fund
Operating Expense do not exceed that Fund's contractual expense limitation amount. See "Summary of the Funds."

(2) Although the Total Return Fund is subject to a Rule 12b-1 Plan of Distribution that permits payments of up to 0.25% of the Fund's average daily net assets, no payments have been authorized under the plan to date and no payments are expected to be authorized for the fiscal year ending March 31, 2005.

Example
-------
This Example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



			1 Year 		3 Years 	5 Years 	10 Years
			------		-------		-------		--------

Short Fund 		$80 		$279 		$496 		$1,118
Intermediate Fund 	$90 		$291 		$510 		$1,138
Total Return Fund 	$101 		$388 		$696 		$1,572



The Example reflects the impact of each Fund's contractual expense limitation through August
1, 2005 for the periods shown in the Example.
This Example should not be considered a
representation of past or future expenses, as actual expenses may be greater or lower than those shown.

ADDITIONAL CHARACTERISTICS/RISKS
================================

Short Fund and Intermediate Fund
--------------------------------

Risk Factors
------------
The value of your investment in the Short Fund or the Intermediate Fund changes with the values of that Fund's holdings. Many factors can affect those values. The following discussion provides more information on the principal risk factors for the Short Fund and the Intermediate Fund - the factors that are most likely to have a material effect on the Short Fund's or the Intermediate Fund's portfolio as a whole. Each
Fund may be subject to other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by the Fund can change over time.
The following subsection "Characteristics and
Risks of the Securities in which the Short Fund and the Intermediate Fund May Invest" and the Statement of Additional Information include additional important information about the Short
Fund and the Intermediate Fund, their investment strategies and the related risks.

Basis Risk
----------
Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways.
For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates - and other factors unique to those assets including credit risks that might be reflected in the assets' value.
The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets' loss in value. The $2 differential reflects basis risk.
Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

Credit Risk
-----------
An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay. Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Short Fund and the Intermediate Fund may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

Derivatives Risk
----------------
The Short Fund and the Intermediate Fund may use derivatives, which are financial contracts or securities whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. However, to the extent a Fund's derivative position is illiquid that position is subject to the Fund's
15% of net assets restriction on illiquid securities. (See "Liquidity Risk"). The use of derivatives involves costs and may result in losses.

The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counter-party, market risk, liquidity risk, and basis risk, derivatives involve the risk of mis-pricing or improper valuation. In addition, a Fund's use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

Interest Rate and Maturity Risk
-------------------------------
The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The Total Return Fund seeks a duration comparable to its benchmark index (Lehman
Brothers U.S. Aggregate Index). As of June
30, 2004, the duration of the benchmark
index was 4.77 years.

Duration
--------
is a measure of the price sensitivity
of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.
Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

Leveraging Risk
---------------
When the Short Fund or the Intermediate Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk
--------------
Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices at the time it planned on selling such illiquid investments. Investments in derivatives, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

Management Risk
---------------
Each Fund is subject to management risk
because it is an actively managed
investment portfolio. Management Risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. Each Fund's subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk
-----------
The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Prepayment Risk
---------------
Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off.
When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities. Asset-backed securities can present similar risks.


CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH
THE SHORT FUND AND THE INTERMEDIATE FUND MAY INVEST
====================================================

Subject to the percentage limitations on investment to which each Fund is subject based on its investment objective, and unless stated otherwise, the Short Fund and the Intermediate Fund may invest in the following types of securities. The following types of securities are principal investments of each Fund. The Statement of Additional Information also includes information on these and other securities and financial instruments in which the Funds may invest.

U.S. Government Securities
--------------------------
The U.S. Government securities in which the Funds may invest include U.S. Treasury bills, notes, bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National
Mortgage Association ("GNMA"), Federal National
Mortgage Association ("FNMA") and Federal Home
Loan Mortgage Corporation ("FHLMC"). (Other
U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for
Cooperatives, Farm Credit Banks, Tennessee
Valley Authority, Federal Financing Bank,
Small Business Administration, and Federal
Agricultural Mortgage Corporation.)
Mortgage-backed securities are explained more fully below.

Mortgage-Backed and Other Asset-Backed Securities
-------------------------------------------------
Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC;
(ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of theUnited States;
some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short Fund and the Intermediate Fund may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated
AAA by S&P or Aaa by Moody's. The Funds will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's.

The Short Fund and the Intermediate Fund will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed
Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or
CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid.
In addition, like other interest- bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Short Fund and the Intermediate Fund may purchase certain options and options on futures contracts as described more fully above under "Derivatives Risk" and in the Statement of Additional Information.

Adjustable Rate Securities
--------------------------
Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate.
Some adjustable rate securities are backed by pools of mortgage loans. The Short Fund and the Intermediate Fund will only invest in adjustable rate securities backed by pools of mortgage loans.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

Restricted Securities
---------------------
Restricted securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Restricted securities deemed to be liquid under procedures established by the Funds' Board of Trustees are not subject to the limitation on illiquid securities.

Securities Lending, Repurchase Agreements and
Forward Commitments
---------------------------------------------
The Short Fund and the Intermediate Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other partyshould default on its obligations and the Fund is delayed in or prevented from recovering the collateral. The Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of total asset value (including such loans). The Short Fund and the Intermediate Fund will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve
System having total assets in excess of
$500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the
Board of Trustees ("Qualified Institutions").
The Investment Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Board of Trustees. The
Short Fund and the Intermediate Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with each Fund's custodian. Subject to this requirement, each Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

Reverse Repurchase Agreements, Dollar Roll
Agreements and Borrowing
------------------------------------------
The Short Fund and the Intermediate Fund may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The Short Fund and the Intermediate Fund may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The
Statement of Additional Information contains a more detailed explanation of these practices.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets (including such loans) to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage."
Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

Short Sales
-----------
The Short Fund and the Intermediate Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
Each Fund expects to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short.
Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker.
If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.
Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale
"against the box"). Such transactions might accelerate the recognition of gain.


ADDITIONAL CHARACTERISTICS/RISKS-Total Return Fund
--------------------------------------------------
The following is a description of some of the other securities and investment practices of the Total
Return Fund.

Restricted and Illiquid Securities
----------------------------------
The Total Return Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price.
Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund's ability to raise cash to meet redemptions.
Also, because there may not be an
established market price for these securities, the Fund may have to estimate their value.
This means that its valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements
---------------------
The Total Return Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities
------------------
Up to 10% of the total assets of the Total
Return Fund may be invest in non-U.S. dollar denominated securities. To the extent of any such investment, the Total Return Fund will be subject to the risks of foreign investing.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable in formation and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.
In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S.
securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure
----------------------
Many U.S. companies in which the Total Return Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and prices of their securities may be affected by weakness in global and regional economics and the relative value of foreign currencies to the U.S.
dollar. These factors, taken as a whole, may adversely affect the price of the Total Return
Fund's shares.

Initial Public Offerings
------------------------
The Total Return Fund may invest in initial public offerings. To the extent that it does so, the performance of the Total Return Fund may be significantly affected by such investments.

Derivatives
-----------
The Total Return Fund may invest in derivatives.
Derivatives, which include options and futures, are financial instruments whose value derives from another security, an index or a currency.
The Fund may use derivatives for hedging
(attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative position may not perform as expected, resulting in losses to the Fund. The Fund is not obligated to hedge and may choose not do so. With some derivatives, whether used for hedging or speculation, there is the risk that the counter-party may fail to honor its contract terms. Furthermore, a Fund may not be able to close out a derivatives position when desired. Either of these circumstances may result in losses to a Fund.

High-Yield Bonds
----------------
The Total Return Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds." High-yield bonds are debt securities rated below
BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that the Fund invests in high-yield bonds, it takes on certain risks: the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Securities Lending, Repurchase Agreements and
Forward Commitments
---------------------------------------------
The Total Return Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements.
These transactions must be fully collateralized at all times but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed in or prevented from recovering the collateral. The Fund will lend portfolio securities if, as a result, the aggregate of such loans exceeds
33 1/3% of total asset value (including such loans).
The Fund may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Fund's custodian. Subject to this requirement, the Fund may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

When-Issued Securities
----------------------
The Total Return Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds
-----------------
The Total Return Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

Step-Up Coupon Bonds.
---------------------
The Total Return Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

SUMMARY OF THE FUNDS
====================
Managers Trust II
-----------------
Managers Trust II is part of the Managers Funds
Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Investment Manager, an indirect, wholly-owned subsidiary of Affiliated
Managers Group, Inc., which is located at 600 Hale
Street, Prides Crossing, MA 01965, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. The
Investment Manager also monitors the performance, security holdings and investment strategies of the Funds' subadvisors. Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio and monitors the asset managers' performance, security holdings and investment strategies on an ongoing basis.
The Investment Manager also researches any potential new asset managers for the Funds. The Trust and the Investment
Manager have been granted an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Trust and the Investment Manager, with the approval of the Funds' Board of Trustees, to change subadvisors without prior shareholder approval, but subject to notification within 90 days of any such changes.

Smith Breeden Associates, Inc. ("Smith Breeden"), a registered investment adviser, acts as subadvisor to the Short Fund and the Intermediate Fund. Formerly, Smith Breeden was investment advisor to the Short Fund and the Intermediate Fund and has served as either investment advisor or subadvisor to the Short
Fund and the Intermediate Fund since their inception in 1992. Smith Breeden is located at 100 Europa Drive, Suite 200, Chapel Hill, NC,
27517. Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of March 31, 2004, Smith Breeden advised or managed assets totaling approximately
$31.2 billion.

Merganser Capital Management LP ("Merganser") is the subadvisor for the Total Return Fund.
Merganser is located at One Cambridge Center,
Cambridge, Massachusetts. As of March 31, 2004,
Merganser had assets under management of approximately $5.6 billion.

PORTFOLIO MANAGEMENT OF THE FUNDS
=================================

SHORT FUND AND INTERMEDIATE FUND
--------------------------------
Daniel C. Dektar is a Senior Vice President and
Director of, and a portfolio manager for, Smith
Breeden, and has acted in those capacities since
1986. Mr. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund. Daniel R. Adler and Daniel C. Dektar serve as the portfolio managers responsible for the day-to-day operations of the Intermediate Fund.
Mr. Adler is a Vice President of, and a senior portfolio manager for, Smith Breeden and has acted in those capacities since 1993. The Short Fund and the Intermediate Fund each pay an annual management fee to the Investment Manager equal to 0.70% of average daily net assets. The
Investment Manager, in turn, pays a portion of this fee to Smith Breeden.

The Investment Manager has contractually agreed, through August 1, 2005, to waive fees and pay or reimburse the Short Fund and the Intermediate
 Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.78% of average daily net assets for the Short Fund and 0.88% of average daily net assets for the Intermediate Fund. Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Short
Fund's and the Intermediate Fund's expenses in any such future year to exceed 0.78% of average daily net assets for the Short Fund and 0.88% of average daily net assets for the Intermediate Fund.

TOTAL RETURN FUND
-----------------
Robert W. LeLacheur and a team of analysts are the portfolio managers of the Total Return Fund.
Mr. LeLacheur is a Vice President of, and a portfolio manager for, Merganser and has acted in those capacities since 1993.

The Total Return Fund is obligated to pay an annual management fee to the Investment Manager of 0.50% of the average daily net assets of the Fund.
The Investment Manager, in turn, pays a portion of this fee to Merganser.

The Investment Manager has contractually agreed, through August 1, 2005, to waive fees and pay or reimburse the Total Return Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary expenses) of the Total Return Fund exceed
0.99% of the Total Return Fund's average daily net assets. The Total Return Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Total Return Fund's expenses in any such future year to exceed 0.99% of the Total Return Fund's average daily net assets.

ABOUT YOUR INVESTMENT
---------------------
The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share.
The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Managers Short Duration Government Fund -
Financial Highlights
-----------------------------------------
For a share of capital stock outstanding throughout each fiscal year The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1999 through March 31, 2004, and are part of the Fund's financial statements, which have been audited by another independent accounting firm, for the fiscal periods April 1, 1999 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods
April 1, 2000 through March 31, 2004. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers
Trust II and are available upon request.








			   	  Fiscal Year Ended March 31,
			    	 ---------------------------

				2004 	2003 	2002 	2001 	2000
				----	----	----	----	----

Net Asset Value,
  Beginning of Year		$9.74 	$9.72 	$9.71 	$9.64	$9.94
-------------------		-----	-----	-----	-----	-----
Income from
  Investment Operations:
------------------------

  Net investment income		 0.25 	 0.30 	 0.54 	 0.74	 0.54

  Net realized and
   unrealized gain (loss)
   on investment		(0.06)	0.06 	 0.01 	(0.06)	(0.27)

	Total from investment
         operations		 0.19   0.36     0.55    0.68    0.27


Less Distributions to
  Shareholders from:
---------------------

  Net investment income		(0.24)	(0.32)	(0.54)	(0.61)	(0.57)
  Return of capital		  -     (0.02)     -      -       -




	Total distributions
	 to shareholders	(0.24) (0.34) 	(0.54)	(0.61)	(0.57)



Net Asset Value,
End of Year			$9.69 	$9.74 	$9.72 	$9.71 	$9.64
--------------			-----	-----	-----	-----	-----


Total Return (a)		2.00%	3.76%	6.06%	7.35%	2.75%

Ratio of net operating
  expenses to average
  net assets (b)		0.78%	0.78%	0.78%	0.78%	0.78%


Ratio of total expenses
  to average net assets	      0.92%(c) 0.92%(c) 1.39%(c) 2.18%(c) 1.07%


Ratio of net investment
  income to average net
  assets (a)			2.59%	2.74%	5.71%	6.24%	6.01%


Portfolio turnover		349%	418%	683%	866%	268%


Net assets at end of
year (000's omitted) 	    $ 198,726 $160,710 $30,470 $26,263 $35,540


(a)	Total returns and net investment income
	would have been lower had certain expenses not been reduced.

(b)	After expense offsets.

(c)	Includes interest expense for the fiscal
	years ended 2004, 2003, 2002 and 2001 of
	0.03%, 0.01%, 0.28% and 1.14%,
	respectively.

Intermediate Duration Government Fund -
Financial Highlights
---------------------------------------
For a share of capital stock outstanding throughout each fiscal year The following selected per share data and ratios, which are intended to help you understand the Fund's financial performance for the past five fiscal years, cover the fiscal periods from April 1, 1999 through March 31, 2004, and are part of the Fund's financial statements, which have been audited by another independent accounting firm, for the fiscal periods April 1, 1999 through March 31, 2000 and by
PricewaterhouseCoopers LLP, for the fiscal periods April 1, 2000 through March 31, 2004.
This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers
LLP thereon, which are incorporated by reference in the Statement of Additional Information for Managers Trust II and are available upon request.







			   	  Fiscal Year Ended March 31,
			    	 ---------------------------

				2004 	2003 	2002 	2001 	2000
				----	----	----	----	----


Net Asset Value,
  Beginning of Year		$10.61 	$10.16 	$9.94 	$9.37 	$9.91
-------------------		------  ------	-----	-----	-----
Income from
  Investment Operations:
------------------------
  Net investment income		0.23 	0.40 	0.41 	0.61 	0.53
  Net realized and
    unrealized gain (loss)
    on investments	        0.20    0.45   	0.26	0.49 	(0.50)

	Total from investment
	  operations		0.43	0.85 	0.67	 1.10 	0.03

Less Distributions to
  Shareholders from:
---------------------

  Net investment income		(0.23)	(0.40)	(0.45)	(0.53)	(0.53)

  Return of capital 		  -    	  -   	  -       -   	(0.02)

  Net realized gain
   on investments	        (0.07)    -       -       -   	(0.02)


     Total distributions to
      shareholders		(0.30)	(0.40)	(0.45)	(0.53)	(0.57)

Net Asset Value,
  End of Year			$10.74 	$10.61 	$10.16 	$9.94 	$9.37
----------------		------	------	------	-----	-----


Total Return (a)		4.07%	8.48%	6.78%	12.17%	0.40%


Ratio of net
 operating expenses to
 average net assets (b)		0.88%	0.88%	0.88%	0.88%	0.88%

Ratio of total expenses
 to average net assets	       0.93%(c) 1.03%(c) 1.09%  1.07%(c) 1.06%

Ratio of net
 investment income to
 average net assets (a)		2.09%	3.75%	3.76%	5.85%	5.72%

Portfolio turnover		 667%	 578%  1,106%	 690%	 455%

Net assets at end of
 year (000's omitted) 	     $123,826 $71,342 $26,892  $24,077 $31,139




(a)	Total returns and net investment income would
	have been lower had certain expenses not been reduced.

(b)	After expense offsets.

(c)	Includes interest expense for the fiscal
	years ended 2004, 2003 and 2001 of 0.00%,
	0.03% and 0.01%, respectively.

Total Return Bond Fund -
Financial Highlights
------------------------
For a share of capital stock outstanding throughout the period



				Fiscal			Fiscal
			     Year ended		   Period* ended
			   March 31, 2004	  March 31, 2003
			   --------------	  --------------

Net Asset Value,
  Beginning of Period		$10.12 			$10.00
---------------------		------			------


Income from
  Investment Operations:
------------------------

  Net investment income 	 0.26 			0.06


  Net realized and unrealized
   gain on investments		 0.16 			0.11



    Total from investment
     operations			 0.42 			0.17


Less Distributions to
  Shareholders from:
---------------------
  Net investment income		(0.27)		       (0.05)


  Net realized gain on
   investments			(0.03)			 -


    Total distributions to
    shareholders		(0.30)		       (0.05)


Net Asset Value,End of
 Period				$10.24 			$10.12
----------------------		------			------

Total Return (a)		4.17%			1.70%(c)


Ratio of net operating
 expensesto average net
 assets (b)			0.99%			0.99%(d)


Ratio of total expenses
 to average net assets		1.33%			1.95%(d)


Ratio of net investment
 incometo average net
 assets (a)			2.62%			2.37%(d)


Portfolio turnover		39%			  62%(c)


Net assets at end of
 period(000's omitted		$23,676 		$13,662




*	Commencement of operations was December
	30, 2002.

(a)	Total returns and net investment income
	would have been lower had certain
	expenses not been reduced.

(b)	After expense offsets.

(c)	Not annualized.

(d)	Annualized.

MANAGERSCHOICE(R)
-----------------
ManagersChoice(R) Program

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in the Managers Funds Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

YOUR ACCOUNT
------------
As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York
Stock Exchange (the "NYSE") is open for
trading. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund's
NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Funds will also receive that day's offering price, provided the orders the processing organization transmits to the Funds was accepted by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Funds will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Funds was received by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Each Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Minimum Investments in the Funds
--------------------------------
Cash investments in the Funds must be in U.S.
Dollars. Third-party checks and "starter" checks are not accepted for the initial investment in the Funds or for any additional investments.

The following table provides the minimum initial and additional investments in any Fund directly or in aggregate in any portfolio through
ManagersChoice:


			Direct 		Investment 	                ManagersChoice
			Initial 	Additional 	Initial 	Additional
			Investment 	Investment 	Investment 	Investment
			----------	----------	----------	----------
Regular accounts 	$2,000 		$100 		$50,000 	$500
Traditional IRA 	 1,000 		 100 		 50,000 	 500
Roth IRA 		 1,000 		 100 	  	 50,000  	 500
Education Savings
 Account 		 1,000 		 100 		 N/A 	 	 N/A
SEP IRA 		 1,000 	 	 100 	 	 50,000 	 500
SIMPLE IRA 		 1,000 		 100 		 50,000 	 500



The Funds or the Distributor may, in their discretion, waive the minimum initial and additional investment amounts at any time. Additionally, the Funds or the Distributor may, in their discretion, request reimbursement from shareholder accounts that are involved in excessive trading. The costs to be borne by shareholders deemed to be involved in excessive trading by the Funds or the Distributor include, but are not limited to:
1) bank wire fees incurred by the Funds in order to facilitate the transfer of shareholder purchases and redemptions, and 2) sub-transfer agent recordkeeping fees associated with excessive trading.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell
Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES
======================

You may purchase shares of the Fund once you have established an account with Managers Trust
II (the "Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail
-------	* To open your account, complete and sign
	the accountapplication and make your check payable to The ManagersFunds. Mail the check and account application to:

	The Managers Funds
	c/o Boston Financial Data Services, Inc.
	P.O. Box 8517
	Boston, MA 02266-8517

	* To purchase additional shares, write a letter of instruction(or complete your investment stub). Send a check and investment stub or written instructions to the above address.Please include your account number and Fund name on your check.

By Telephone
------------
	* After establishing this option on your account, call theFund at (800) 252-0682.
	The minimum additional investment is $100.

By Wire
-------
	* Call the Fund at (800) 252-0682. Instruct your bank towire the money to State Street
	Bank and Trust Company,Boston, MA 02101;
	ABA #011000028; BFN-The Managers

	Funds
	A/C 9905-001-5, FBO shareholder name,
	accountnumber and Fund name. Please be
	aware that your bankmay charge you a fee for this service.

By Internet
-----------
	* If your account has already been
	established, see our website at
	http://www.managersfunds.com. The
	minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES
==================
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order in proper form. Each Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m.
New York Time.  Orders received after 4:00 p.m.
 New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail
-------
	* Write a letter of instruction containing:

		- the name of the Fund(s)
		- dollar amount or number of shares
		  to be redeemed
		- your name
		- your account number(s)
		- signature(s) of all account owners

	and mail the written instructions to The
	Managers Funds, c/oBoston Financial Data
	Services, Inc., P.O. Box 8517, Boston,
	MA 02266-8517.

By Telephone
------------
	* After establishing this option on your account, call the Fund at (800) 252-0682.

	* Telephone redemptions are available only forredemptions which are below $25,000.

By Internet
-----------
	* See our website at
	http://www.managersfunds.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

DISTRIBUTION PLAN
-----------------
The Total Return Fund has adopted a distribution plan to pay for the marketing of shares of the Total Return Fund. Under the plan, the Board of
Trustees has authorized payments to the
Distributor at an annual rate of up to 0.25% of the Total Return Fund's average daily net assets to the Distributor for providing distribution services. Because fees for the marketing of the Total Return Fund's shares are paid out of the Total Return Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in the Total Return Fund and may cost more than other types of sales charges. The Investment Manager reserves the right to waive and/or reimburse the Total Return Fund for fees under the distribution plan.

HOW TO PURCHASE SHARES (MANAGERSCHOICE Program Only)
----------------------------------------------------
By Mail: 	To open your account, complete and
--------	sign the accountapplication and
		make your check payable to The
		Managers Funds. Mail the
		check and account application to:

		The Managers Funds
		c/o PFPC Brokerage Services, Inc.
		P.O. Box 9847
		Providence, RI 02940-8047

		To purchase additional shares,
		write a letter of instruction
		(or complete yourinvestment stub).
		Send a check and investment stub
		or written instructions
		to the above address.

By Telephone: 	After establishing this option on
-------------	your account, call a client
		service representative at
		(800) 358-7668. The minimum
		additional investment is $500.

By Wire: 	Call the Fund at (800) 358-7668.
--------	Instruct your bank to wire the
		money to PNC Bank; ABA #031-000053;
		DDA #86-1559-7313; The Managers Funds
		(FBO client name and account #).
		Please be aware that your bank may
		charge you a fee for this service.

By Internet: 	Not available.
------------


HOW TO SELL SHARES (MANAGERSCHOICE Program Only)
------------------------------------------------

By Mail:	Write a letter of instruction
--------	containing:

		- the name of the portfolio
		- dollar amount or number of
		  shares to be redeemed
		- your name
		- your account number(s)
		- signature(s) of all account owners

		and send the written instructions to
		The Managers Funds, c/o PFPC
		Brokerage Services, Inc., P.O.
		Box 9847, Providence, RI 02940-8047

By Telephone: 	After establishing this option on
-------------	your account, call a client
		service representative at
		(800) 358-7668. Telephone
		redemptions are available only
		for redemptions which are below
		$25,000 per Fund or$100,000 per
		Portfolio.

By Internet: 	Not available.
------------

INVESTOR SERVICES
=================

Automatic Reinvestment Plan.
----------------------------
Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments.
----------------------
Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions.
---------------------
Allows you to make automatic monthly
redemptions of $100 or more per Fund.
Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts.
-------------------------------
Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege.
-------------------
Allows you to exchange your shares of the Funds for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange
Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.
The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

Systematic Purchase Plan.
------------------------
Allows you to make automatic monthly deposits of $500 or more per ManagersChoice Account directly from a designated bank account.

ManagersChoice Statement Fee.
-----------------------------
An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000.
Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

Systematic Withdrawal Plan.
--------------------------
Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

OTHER OPERATING POLICIES
========================
The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.

You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

*	redeem an account if the value of the
	account falls below $500 due to redemptions;
*	suspend redemptions or postpone payments
	when the NYSE is closed for any reason other
	than its usual weekend or holiday closings
	or when trading is restricted by the
	Securities and Exchange Commission;
*	change the minimum investment amounts;
*	delay sending out redemption proceeds for
	up to seven days (this usually applies to
	very large redemptions without notice,
	excessive trading or unusual market
	conditions);
*	make a redemption in-kind (a payment in
	portfolio securities instead of in cash);
*	refuse a purchase order for any reason,
	including failure to submit a properly
	completed account application;

*	refuse an exchange request if we determine
	that such request could adversely affect
	the Fund, including if such person or
	group has engaged in excessive trading
	(to be determined in our discretion);
	and
*	terminate or change the Exchange Privilege
	or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY
=======================
The Funds have a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing," because such activities may be disruptive to the management of a Fund's portfolio.
The Funds reserve the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund(s). Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS
==================
You will receive quarterly and yearly statements detailing your account activity. All investors
(other than IRA accounts) will also receive a Form
1099- DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
===========================
Income dividends, if any, for the Funds are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION
===============
Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another
Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

*	fail to provide a social security number
	or taxpayer identification number;
*	fail to certify that their social security
	number or taxpayer identification number
	is correct;
*	fail to certify that they are exempt from
	withholding.

In addition, the Funds must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Funds that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Funds that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A
DESCRIPTION OF THE INDEXES
==========================
Merrill Lynch 6-Month Treasury Bill Index
-----------------------------------------
("ML 6 Mo. US T-Bill Index") The Merrill
Lynch 6-month US Treasury Bill Index is
comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-Year Bill to be selected.

Citigroup Mortgage Index
-----------------------------------
("Citigroup Mortgage Index") The Citigroup
Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market.
The USBIG Index includes institutionally traded
U.S. Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The Citigroup
Mortgage Index, a component of the USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages.
The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The
Mortgage Index accounts for all mortgage payments
(principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

Lehman Brothers U.S. Aggregate Index
------------------------------------
("Aggregate Index") The Lehman Brothers U.S.
Aggregate Index is designed to be representative of the taxable U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

FOR MORE INFORMATION
====================
Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	  1-800-835-3879
By Mail: 	  The Managers Funds
		  800 Connecticut Avenue
		  Norwalk, CT 06854

On the Internet:  Electronic copies are
		  available on our website at
                  http://www.managersfunds.com

In the Funds' Annual Reports you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. Information about each Fund including its current Statement of Additional Information and Annual and Semi-
Annual Reports is on file with the Securities and Exchange Commission. Each Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus).
Reports and other information about the Funds are also available on the EDGAR database of the SEC's website at http:// www.sec.gov, and copies may be obtained, upon payment of a duplication fee, by e-mail request to:
publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington,
D.C. 20549-0102 (202-942-8090). Information
about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Call
(202) 942-8090 for information on the
operation of the SEC's
Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER:
811-06431

	`




		THE MANAGERS FUNDS
		==================

		MANAGERS TRUST II
		=================

	MANAGERS SHORT DURATION GOVERNMENT FUND
	=======================================

    MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
    ==============================================

            MANAGERS TOTAL RETURN BOND FUND
	    ===============================


	STATEMENT OF ADDITIONAL INFORMATION
	-----------------------------------

	        DATED AUGUST 1, 2004
		--------------------

       You can obtain a free copy of the Prospectus of any of these Funds by calling The Managers Funds
LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Funds.

       This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds.
It should be read in conjunction with each Fund's
Prospectus.

       The Financial Statements of the Funds,
including the Report of Independent Auditors, for the fiscal year ended March 31, 2004 included in the Funds' Annual Report for the fiscal year ended
March 31, 2004 are incorporated into this Statement of Additional Information by reference (meaning such documents are legally a part of this Statement of Additional Information. The Annual Report is available without charge by calling The Managers
Funds LLC at (800) 835-3879.

		TABLE OF CONTENTS
		=================

					Page
					----

GENERAL INFORMATION			 3

INVESTMENT OBJECTIVES 			 3

INVESTMENT TECHNIQUES AND
  ASSOCIATED RISKS			 7

INVESTMENT RESTRICTIONS			10

TRUSTEES AND OFFICERS			14

CONTROL PERSONS AND PRINCIPAL
  HOLDERS OF SECURITIES			17

MANAGEMENT OF THE FUNDS			18

FUND CHARGES AND EXPENSES		21

BROKERAGE ALLOCATION AND
  OTHER PRACTICES			22

PURCHASE, REDEMPTION AND
  PRICING OF SHARES			23

CERTAIN TAX MATTERS			25

PERFORMANCE DATA			29

ADDITIONAL INFORMATION FOR
  INSTITUTIONAL INVESTORS		34

FINANCIAL STATEMENTS			34

DESCRIPTION OF BOND RATINGS		35

			GENERAL INFORMATION
			===================

       This Statement of Additional Information relates to Managers Short Duration Government
Fund (the "Short Fund"), Managers Intermediate
Duration Government Fund (the "Intermediate Fund"), and Total Return Bond Fund (the "Total Return Fund")
(each a "Fund" and collectively the "Funds"). Each
Fund is a series of shares of beneficial interest of Managers Trust II (the "Trust"), a Massachusetts business trust and part of the Managers Funds Family of Funds. The Trust was organized on October 3,
1991.

       This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with each Funds' current
 Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, CT
06854.

       The Managers Funds LLC (the "Investment
Manager"), a subsidiary of Affiliated Managers
Group, Inc. ("AMG"), serves as investment manager to the Funds and is responsible for the Funds' overall administration. See "Management of the Funds."

Investments in the Funds are not:

*	Deposits or obligations of any bank;
*	Guaranteed or endorsed by any bank; or
*	Federally insured by the Federal Deposit
	Insurance Corporation, the Federal Reserve
	Board or any other federal agency.


INVESTMENT OBJECTIVE
====================

       The following is additional information
regarding the investment objective of Total
Return Fund as stated in its current Prospectus.
Terms used herein have the same meanings as in the Prospectus.

Managers Total Return Bond Fund.
--------------------------------
The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund may not change this policy without providing shareholders at least 60 days prior written notice.

	INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
	==========================================


SHORT FUND AND INTERMEDIATE FUND
================================

	The following are descriptions of types of securities that may be purchased and investment techniques that may be employed by the Short Fund and the Intermediate Fund.

       (1)	Repurchase Agreements.
	------------------------------
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the present intention of the Funds to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S.
Government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Investment
Manager and Smith Breeden Associates, Inc., each
Fund's subadvisor (referred to in this discussion relating to the Short Fund and the Intermediate
Fund as the "Subadvisor") will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the agreement (including interest). In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

	(2)	Forward Commitments.
	----------------------------
Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments," "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.
Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Subadvisor deem it appropriate to do so.
A Fund may realize short-term profits or losses upon the sale of forward commitments.

       (3)	Securities Lending.
       ----------------------------
Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund's investment policies and restrictions. Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income and will bear the risk of any loss on such investments.

       (4)	Borrowing.
       -------------------
Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets
(computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This s peculative characteristic is known as "leverage."

       (5)	Reverse Repurchase Agreements and
		Dollar Roll Agreements.
       ------------------------------------------
Each Fund may enter into reverse
repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date.
During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.



       (6)	Synthetic Derivative Securities.
       -----------------------------------------
Synthetic derivative securities are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust.

       (7)	Collateralized Mortgage Obligations
			("CMOs").
		-----------------------------------

A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof.
Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages.
CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

       CMOs also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer ("Residuals"). Residuals have value only to the extent that income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding classes or series of the CMOs. In addition, if a CMO bears interest at an adjustable-rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.
As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short Fund and the Intermediate Fund will not invest in Residuals.

       In reliance on an interpretation by the
Securities and Exchange Commission ("SEC"), the
Funds' investments in certain qualifying CMOs and REMICs are not subject to the limitations of the Investment Company Act of 1940, as amended (the
"1940 Act") on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of each Fund's investment policies and limitations.

       (8)	Stripped Securities ("STRIPS").
	---------------------------------------
STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or IO" class), while the other class will receive all of the principal ("principal -only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs.

       Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor's
Corporation ("S&P") or Moody's Investors Service,
Inc. ("Moody's"), respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in "Derivatives
Risk"in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

       The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics.
Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund'snet asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of a Fund's net assets.

       The determination of whether certain IO
and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the Securities and Exchange Commission. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

       In addition to STRIPS issued by the U.S.
Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short Fund and the Intermediate Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S.
Government or its agencies or instrumentalities.
Under no circumstances will the Short Fund or the Intermediate Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of the assets of the Fund.

       (9)	Zero Coupon Securities.
       --------------------------------
	"Zero coupon" securities are issued at
a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

       A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

       (10)	Hedging and Other Strategies Using
                   Derivative Contracts.
       --------------------------------------------

       Futures Contracts and Related Options. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower
(or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited.
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

       Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

       Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury
Notes and GNMA Certificates.

       Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.
In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

       In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, a Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

       The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit.
Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Subadvisor's ability to forecast pertinent market movements, which cannot be assured.

       At times, a Fund may sell interest rate
futures in a different dollar amount than the dollar amount of securities being hedged, depending on the relationship the Subadvisor expects to exist between the volatility of the prices of such securities and the volatility of the futures contracts. If the actual price movements of the securities and futures are inconsistent with the Subadvisor's expectations, the hedge may not be effective.

       A Fund will not maintain open short
positions in interest rate futures contracts if in the aggregate the value of the open positions
(marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

       In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when a Fund purchases the future contract, it is required to maintain at all times cash or other liquid securities in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. Each Fund's ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See Taxes in this Statement of Additional Information.

       Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

       Swaps, Caps, Floors and Collars.  Swap
agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.
Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

       In a typical cap or floor agreement,
one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor.
The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

       There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination.

       The Funds will not treat swaps, caps, floors and collars as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

       If there is default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

       The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although each Fund will still treat these instruments as illiquid investments subject to its 15% of net asset limitation on illiquid securities.

       Each Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims paying ability of the other party is rated either AA or A- I or better by S&P or Aa or P- I or better by Moody's at the time of entering into such transaction.

       Options. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period.
Listed options are issued by the Options Clearing
Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

       The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

       A Fund's ability to close out its position as a purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.
OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.
If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC
Options and their underlying securities are generally treated as illiquid. The Funds will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. The Investment Manager and the
Subadvisors monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Funds' Trustees.

       The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


TOTAL RETURN FUND
=================

      The following are descriptions of types of securities that may be purchased and investment techniques that may be employed by Total Return
Fund.

      (1)	Asset-Backed Securities.
      ----------------------------------
These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

	Asset-backed securities are subject to
certain risks. These risks generally arise out of to the security interest in the collateral.
For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

      (2)	Cash Equivalents.
      ---------------------------
Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

      Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods.
These instruments become "accepted" when a bank guarantees their payment upon maturity.

      Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S.
commercial banks.

      Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time.
They earn a specified rate of return and are normally negotiable.

      Commercial Paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S.
dollars by European issuers. The Fund may not purchase foreign commercial paper subject toforeign withholding tax at the time of purchase.


      Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven
(7) days.

       Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral.
In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

      (3)	Reverse Repurchase Agreements.
      ----------------------------------------
In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended
(the "1940 Act"), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

      The Fund will invest the proceeds of
borrowings under reverse repurchase agreements.
In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a segregated account with the custodian that contains liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

      (4)	Eurodollar Bonds.
      ---------------------------
Eurodollar bonds are bonds issued outside the U.S.
which are denominated in U.S. dollars.

      European Currency Unit Bonds.  European
Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community.
It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

      (5)	Foreign Currency Considerations.
      ------------------------------------------
Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, the Fund's income from foreign currency denominated securities is typically denominated in foreign currency. When the Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining
Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S.
dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

	Forward Foreign Currency Exchange Contracts.
A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date. The contract is usually between a bank and its customers.
The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract.
A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

	When the Fund enters into a forward currency contract, its custodian will segregate cash or other liquid assets in an amount not less than the value of the Fund's total assets committed to these contracts.
Generally, the Fund will not enter into contracts that are greater than ninety (90) days. The Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract, which may result in a gain or loss.

	Forward foreign currency contracts have a dditional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange.
Therefore, the Fund may incur costs in converting foreign currency.

      (6)	Futures Contracts.
      ----------------------------
The Fund may, but is not required to, buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contact, the Fund must segregate liquid assets equivalent to its obligation with resepct to the contract.

      There are additional risks associated with futures contracts. It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

	Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts.
An interest rate futures contract is an agreement for the Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

      (7)	Illiquid Securities, Private
                Placements and Certain Unregistered
		Securities.
      ---------------------------------------------
The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The
Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act.
An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market.
Accordingly, the valuation of those securities will take into account any limitations on their liquidity.

      The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

      Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

      (8)	Inverse Floating Obligations.
      ---------------------------------------
The Fund may invest up to 25% of its total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

	These obligations entail certain risks.
They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Fund may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

      (9)	Investment Company Securities.
      ----------------------------------------
The Fund may purchase shares of other investment companies. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the 1940 Act.

      (10)	Mortgage-Related Securities.
      -------------------------------------
Mortgage-related securities, also known as
"pass-throughs," are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government.
This is because there is no guarantee of
 payment associated with non-government i ssuers.

      There are additional risks associated with mortgage-related securities such as prepayment risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

       Collateralized Mortgage Obligations.
Collateralized Mortgage Obligations ("CMOs") are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

       Some mortgage-related securities have
"Interest Only" or "IOs" where the interest goes to one class of holders and "Principal
Only" or "POs" where the principal goes to a second class of holders. In general, the Fund treats IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

	GNMA Mortgage Pass-Through
 Certificates.  GNMA Mortgage Pass-Through
Certificates ("Ginnie Maes") are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home
Administration or the Veterans Administration.
They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages.
This is because Ginnie Maes are guaranteed by the full faith and credit of the United States.
GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

	FNMA Guaranteed Mortgage Pass-
Through Certificate.   FNMA Mortgage Pass-
Through Certificates ("Fannie Maes") are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed by the full faith and credit of the United States.

       There are additional risks associated with mortgage-related securities such as prepayment risk.
Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable.
The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools.

	(11)	Municipal Bonds.
        ------------------------
	The Fund may invest in three types of
municipal bonds: general obligation bonds, revenue bonds and industrial development bonds.
General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

      (12)	Obligations of Domestic and
	        Foreign Banks.
      -------------------------------------
Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments.
The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

      (13)	Option Contracts.
      ---------------------------
      Dealer Options.    Dealer Options are also
known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The bank's creditworthiness and financial strength are judged by the Fund's subadvisor and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

      Puts and Calls. The Fund may buy puts and calls on individual bonds and on interest rate futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option's underlying contract at an agreed upon date and price.

      Securities Lending. The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund's investment policies and restrictions.
Any loan of portfolio securities must be secured by collateral that is equal to or greater than the value of the loan. If a borrower defaults, the Fund may use the collateral to satisfy the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income and will bear the risk of any loss on such investments.

      (14)	Short Sales.  A short sale is
generally the sale of a security that the seller does not own. In order to engage in a short sale, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund's obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement.
If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The Fund may also engage in "short sales against the box" which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

	(15) U.S. Treasury Securities.
	-----------------------------
These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

      Additional U.S. Government Securities.
The Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the
Farmers Home Administration and the Export-
Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan
Mortgage Corporation, the Federal Home Loan
Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S.
Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal
Farm Credit System and the Student Loan Marketing
Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

	(16)	Variable Rate Securities.
	---------------------------------
Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills.
Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

      (17)	When-Issued Securities.
      ---------------------------------
The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation.
For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

       In connection with these transactions,
the Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to its commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow.
If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

		INVESTMENT RESTRICTIONS
		=======================

Investment Restrictions of Managers Short Duration
Government Fund and Managers Intermediate
Duration Government Fund
--------------------------------------------------

       The following restrictions (except as noted) have been adopted as fundamental policies for each Fund, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Short Fund and Intermediate Fund as the case may be (as defined in the 1940 Act). Each Fund may not (except that none of the following investment restrictions shall prevent such Funds from investing all of their assets (other than assets which are not "investment securities" as defined in the 1940
Act) in an open-end investment company with substantially the same investment objectives):

1.	Issue senior securities, borrow money or
	pledge its assets, except that a Fund
	may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.	Act as underwriter except to the extent that,
	in connection with the disposition of
	portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Purchase any security (other than
	obligations of the U.S. Government, its
	agencies and instrumentalities) if as a
	result: (i) with respect to 75% of its
	total assets more than 5% of the Short
	Fund's or the Intermediate Fund's total
	assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4.	Purchase the securities of any issuer which
	would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5.	Purchase any security, other than mortgage-
	backed securities, or obligations of the U.S.
	Government, its agencies or instrumentalities, if as a result a Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6.	Acquire, lease or hold real estate.
	(Does not preclude investments in
	securities collateralized by real
	estate or interests therein.)

7.	Purchase or sell commodities or
	commodity contracts except for hedging
 	purposes.

8.	Invest in interests in oil, gas or
	other mineral exploration or
	development program.

9.	Invest in companies for the purpose
	of exercising control or management.

10.	Purchase securities of other investment
	companies, except to the extent permitted by the 1940 Act.

11.	Make loans of money or property to any
	person, except through loans of
	portfolio securities to qualified
	institutions, the purchase of debt
	obligations in which a Fund may invest
	consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds
	33 1/3% of the value of a Fund's respective total assets (including such loans).

12.	Purchase securities on margin (though a
	Fund may obtain such short-term credits
	as may be necessary for the clearance of transactions); provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13.	Make short sales of securities or maintain
	a short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

Investment Restrictions of Managers Total
Return Bond Fund
-----------------------------------------
      The following investment restrictions have been adopted by the Trust with respect to the Fund.
Except as otherwise stated, these investment restrictions are "fundamental" policies. A
"fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
 (b) more than 50% of the outstanding voting securities.

	The Fund may not:

      (1)	Issue senior securities.  For
purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

      (2)	Borrow money, except (i) in amounts
not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions,
(ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.
For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

      (3)	Underwrite the securities of other
issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

      (4)	Purchase or sell real estate, except
that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      (5)	Purchase or sell physical
commodities, except that the Fund may purchase or sell options and futures contracts thereon.

      (6)	Make loans, except that the Fund
 may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value,
(ii) enter into repurchase agreements and
(iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7)	Invest more than 25% of its total
assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

      (8)	Purchase from or sell portfolio
securities to its officers, trustees or other
"interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

	Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Standard
Industrial Classification (SIC) Codes set forth in the Directory of Companies Required to File
Annual Reports with the SEC.

Lower-Rated Debt Securities
---------------------------
	The Total Return Fund may invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

	For the fiscal year ended March 31, 2004, the ratings of the debt obligations held by Total
Return Fund, expressed as a percentage of the Fund's total investments, were as follows:

Ratings			Total Return Fund
-------			-----------------
Government and AAA/Aaa		69%
AA/Aa				23%
A/A				 5%
BBB/Baa			         1%
BB/Ba			         0%
Not Rated			 2%


Portfolio Turnover
------------------
 	The portfolio turnover rate is computed
by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term
U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

	For the last two fiscal years, the
portfolio turnover rates for each Fund were as follows:

Fund			2003	   2002
----			----	   ----

Short Fund		349%	   418%
Intermediate Fund	667%	   578%
Total Return Fund	 39%	   62%*

*Not annualized.  Portfolio turnover for Total
Return Fund is for the period since its
inception on December 30, 2002 through
March 31, 2003.

Other Policies
--------------
       There are no restrictions or limitations on investments in obligations of the United
States, or of corporations chartered by
Congress as federal government instrumentalities.
The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S.
Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.

		TRUSTEES AND OFFICERS
		=====================

Trustees and Officers of the Trust
----------------------------------
       The Trustees and Officers of the Trust,
their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and each Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue,
Norwalk, Connecticut 06854.

	The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining
Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

	The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

Independent Trustees.
---------------------
The Trustees in the following table are not interested persons of the Trust within the meaning of the 1940 Act ("Independent
Trustees"):




										NUMBER OF
				POSITION(S) HELD 				FUNDS IN FUND
				WITH FUND AND 		PRINCIPAL 		COMPLEX*
NAME AND DATE OF 		LENGTH OF TIME 		OCCUPATIONS DURING 	OVERSEEN BY 	OTHER DIRECTORSHIPS
BIRTH				SERVED			PAST 5 YEARS		TRUSTEE		HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Jack W. Aber			Trustee since 2000	Professor of Finance,	    27		Trustee of Appleton
DOB:  9/9/37						Boston University School 		Growth Fund (1 portfolio);
							of Management (1972-			Trustee of Third Avenue
							Present)				Trust (4 portfolios);
												Trustee of Third Avenue
												Variable Series Trust
												(1 portfolio)

William E. Chapman, II		Trustee since 2000	President and Owner,	    27		Trustee of Third Avenue
DOB: 9/23/41						Longboat Retirement 			Trust (4 portfolios);
							Planning Solutions (1998-		Trustee of Third Avenue
							Present); Hewitt 			Variable Series Trust
							Associates, LLC (part 			(1 portfolio)
							time) (provider of
							Retirement and Investment
							Education Seminars);
							Trustee, Bowdoin College
							(2002-Present); President,
							Retirement Plans Group,
							Kemper Funds (1990-
							1998)




Edward J. Kaier			Trustee since 2000	Partner, Hepburn Willcox    27		Trustee of Third Avenue
DOB:  9/23/45						Hamilton & Putnam 			Trust (4 portfolios);
							(1977-Present)				Trustee of Third Avenue
												Variable Series Trust
												(1 portfolio)

Steven J. Paggioli		Trustee since 2000	Consultant (2001-Present);  27		Trustee of Professionally
DOB:  4/3/50						Executive Vice President, 		Managed Portfolios
							Secretary and Director, 		(15 portfolios);
							Investment Company 			Director, Sustainable
							Administration, LLC 			Growth Advisors, LP
							(1990-2001); Formerly
							Executive Vice President
							and Director, The
							Wadsworth Group (fund
							administration) (1986-
							2001); Vice President,
							Secretary and Director,
							First Fund Distributors,
							Inc. (1991-2001)


Eric Rakowski			Trustee since 2000	Professor, University of    27 		Trustee of Third Avenue
DOB: 6/5/58						California at Berkeley 			Trust (4 portfolios);
							School of Law (1990-			Trustee of Third Avenue
							Present); Visiting 			Variable Series Trust
							Professor, Harvard Law 			(1 portfolio)
							School (1998-1999)


Thomas R. Schneeweis		Trustee since 2000	Professor of Finance,       27		None
DOB:  5/10/47						University of
							Massachusetts (1985-
							Present); Managing
							Director, CISDM at the
							University of
							Massachusetts, (1994-
							Present); President and
							Chief Executive Officer,
							Schneeweis Partners, LLC
							(2001-Present)





  *  The Fund complex consists of Managers Trust II,
The Managers Funds, Managers AMG Funds and Managers
Trust I.



Interested Trustees.
--------------------
The Trustees in the following table are
"interested persons" of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and
Managers Distributors, Inc.




										NUMBER OF
				POSITION(S) HELD 				FUNDS IN FUND
				WITH FUND AND 		PRINCIPAL 		COMPLEX*
NAME AND DATE OF 		LENGTH OF TIME 		OCCUPATIONS DURING 	OVERSEEN BY 	OTHER DIRECTORSHIPS
BIRTH				SERVED			PAST 5 YEARS		TRUSTEE/OFFICER	HELD BY TRUSTEE/OFFICER
--------------------------------------------------------------------------------------------------------------------






John Kingston, III		Trustee since 2004	Senior Vice President and 	27		None
DOB: 10/23/65						General Counsel, (2002-
							Present), Affiliated
							Managers Group, Inc.; Vice
							President and Associate
							General Counsel, Affiliated
							Managers Group, Inc.
							(1999-2002); Director and
							Secretary, Managers
							Distributors, Inc. (2000-
							Present); Served in a
							general counseling
							capacity, Morgan Stanley
							Dean Witter Investment
							Management, Inc. (1998-
							1999); Associate, Ropes
							and Gray (1994-1998)

Peter M. Lebovitz		Trustee since 2002;	President and Chief		27		None
DOB: 1/18/55			President since 2000	Executive Officer, The
 							Managers Funds LLC
							(1999-Present); President,
							Managers Distributors, Inc.
							(2000-Present); Director of
							Marketing, The Managers
							Funds, LP (1994-1999);
							Director of Marketing,
							Hyperion Capital
							Management, Inc. (1993-
							1994); Senior Vice
							President, Greenwich Asset
							Mgmt., Inc. (1989-1993)




    *  The Fund complex consists of Managers Trust II,
       The Managers Funds, Managers AMG Funds and
        Managers Trust I.


Officers
--------



			POSITION(S) HELD WITH 			PRINCIPAL OCCUPATIONS
NAME AND 		FUND AND 				DURING
DATE OF BIRTH		LENGTH OF TIME SERVED			PAST 5 YEARS
-------------------------------------------------------------------------------------

Galan G. Daukas		Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds
DOB: 10/24/63							LLC (2002-Present); Chief Financial Officer
								The Managers Funds, Managers Trust I and
								Managers AMG Funds (2002-Present); Chief
								Operating Officer and Chairman of the
								Management Committee, Harbor Capital
								Management Co., Inc. (2000-2002); Chief
								Operating Officer, Fleet Investment Advisors
								(1992-2000)

Donald S. Rumery	Treasurer and Secretary since 2000	Director, Finance and Planning, The
DOB: 5/29/58							Managers Funds LLC, (1994-Present);
								Treasurer and Chief Financial Officer,
								Managers Distributors, Inc. (2000-Present);
								Treasurer, The Managers Funds (1995-
								Present); Secretary, The Managers Funds
								(1997-Present); Treasurer, Managers AMG
								Funds (1999-Present); Treasurer and
								Secretary, Managers Trust I (2000-Present)



*  The Fund complex consists of Managers Trust II,
The Managers Funds, Managers AMG Funds and
Managers Trust I.

Trustee Share Ownership
-----------------------



								Aggregate Dollar Range of Equity
								Securities in All Registered
								Investment Companies Overseen
			Dollar Range of Equity Securities in	by Trustee in Family of Investment
			 the Funds Beneficially Owned as of	Companies* Beneficially Owned as
			  	December 31, 2003		    of December 31, 2003
			--------------------------------------------------------------------------

Independent Trustees:
---------------------
Jack W. Aber			$10,001 to $50,000			$50,001 to $100,000
William E. Chapman, II		   $1 to $10,000			  Over $100,000
Edward J. Kaier				None				  Over $100,000
Steven J. Paggioli			None				  Over $100,000
Eric Rakowski				None				$10,001 to $50,000
Thomas R. Schneeweis			None				$10,001 to $50,000


Interested Trustees:
--------------------
John Kingston, III		  Over $100,000				  Over $100,000
Peter M. Lebovitz			None				  Over $100,000








* The Family of Investment Companies consists of
Managers Trust II, The Managers Funds, Managers
AMG Funds and Managers Trust I.


Audit Committee
---------------
	The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' status as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters.
The Audit Committee met twice during the most recent fiscal year.

Trustees' Compensation
----------------------
       For their services as Trustees of the Trust and other mutual funds within the Managers Funds
Family of Funds for the fiscal year ended March
31, 2004, the Trustees were compensated as follows:

Compensation Table:
-------------------


				Aggregate 		Total Compensation
Name of 			Compensation		from the Fund Complex
Trustee				From the Fund (a)	Paid to Trustees (b)
-------				-----------------	---------------------



Independent Trustees:
---------------------

Jack W. Aber			$2,128			$32,000
William E. Chapman, II		$2,128			$32,000
Edward J. Kaier			$2,128			$32,000
Steven J. Paggioli		$2,128			$27,000
Eric Rakowski			$2,128			$32,000
Thomas R. Schneeweis		$2,128			$26,500

Interested Trustees:
--------------------

John Kingston, III		None			None
Peter M. Lebovitz		None			None





(a)	Compensation is calculated for the Fund's
	fiscal year ended March 31, 2004.  The
	Trust does not provide any pension or
	retirement benefits for the Trustees.
(b)	Total compensation includes compensation
	paid during the 12-month period ending
	March 31, 2004 for services as a
	Trustee of Managers Trust II, Managers
	AMG Funds, The Managers Funds and
	Managers Trust I



	CONTROL PERSONS AND PRINCIPAL HOLDERS
		OF SECURITIES
	=====================================

Control Persons
---------------

       As of July 6, 2004, to the knowledge of
the Trust, no shareholder "controlled" any of the Funds.

Principal Holders
-----------------
       As of July 6, 2004, the following entities owned of record more than 5% of the outstanding shares of a Fund. Each of the following entities is an omnibus processing organization holding Fund shares on behalf of its customers.




Short Fund				Percentage
----------				----------
Charles Schwab & Co. Inc.		40%
101 Montgomery Street,
San Francisco, CA 94104

National Financial Services Corp.	33%
200 Liberty Street,
New York, NY 10008


			21



Intermediate Fund			Percentage
-----------------			----------
Charles Schwab & Co. Inc.		40%
101 Montgomery Street,
San Francisco, CA 94104

National Financial Services Corp.	16%
200 Liberty Street,
New York, NY 10008

Sheldon & Co. FBO National City		15%
P.O. Box 94984,
Cleveland OH  44101

Total Return Fund
PFPC Wrap Services, 			87%
FBO The Managers Funds
760 Moore Road,
King of Prussia, PA 19406



       The Trust did not know of any person who, as of July 6, 2004, beneficially owned 5% or more of the outstanding shares of any Fund.

Management Ownership
--------------------

       As of July 6, 2004, all management personnel
(i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any of the Funds.

		MANAGEMENT OF THE FUNDS
		=======================

Investment Manager
------------------

       The Trustees provide broad supervision of the operations and affairs of the Trust and the Funds. The Managers Funds LLC (the "Investment Manager") serves as investment manager to the Funds and is an indirect wholly-owned subsidiary of AMG. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC, serves as distributor of the Funds.

Subadvisors
-----------

       The assets of the Funds are managed by the Subadvisors. The Investment Manager serves as administrator of each Fund and carries out the daily administration of the Trust and each Fund. The
Investment Manager has entered into an advisory agreement with each Subadvisor known as a "Subadvisory Agreement."

	A Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.
Neither SBA nor Merganser (each as defined below) has any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

       Short Fund and Intermediate Funds. The Subadvisor for Short Fund and Intermediate Fund is Smith Breeden
Associates, Inc. ("SBA"). SBA is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments,
(2) financial institution consulting and investment advice, and (3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments.
As of March 31, 2004, SBA advised, or managed on a discretionary basis, assets totaling over $31.2 billion.
SBA has managed the assets in the Funds since their inception in 1992 as either investment manager or subadvisor.

       SBA has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which a Subadvisor provides to a Fund are limited to asset management and related recordkeeping services.

       Total Return Fund.  The Subadvisor for the
Total Return Fund is Merganser Capital Management LP
("Merganser"). Merganser is a money management firm involved in (1) money management for separate accounts such as corporate accounts and endowments,
(2) portfolio management for other investment companies, and (3) fixed-income investments. Merganser specializes in fixed-income investments, interest rate risk management, and emphasis on relative value and sector/security selection. As of March 31, 2004,
Merganser advised, or managed on a discretionary basis, assets totaling over $5.6 billion. Merganser has managed the assets of the Fund since its inception in 2002.

       Merganser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions.
Generally, the services which Merganser provides to the Fund are limited to asset management and related recordkeeping services.

Management and Subadvisory Agreements
-------------------------------------

       The Management Agreement provides that, subject to the general supervision of the Trustees, the Investment Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreement, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreement, including fees payable to Subadvisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The
Investment Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

       The Management Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940
Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the Trust. The Management
Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment
(as defined in the 1940 Act).

       The Management Agreement may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days written notice to the Investment Manager.
The Management Agreements may be terminated by the Investment Manager upon 60 days written notice to the Trust.

       The Management Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder, the Investment Manager shall not be subject to any liability for any act or omission connected with services rendered under the Management Agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Investment Manager's reckless disregard of its obligations and duties under the
 Management Agreement.

       Each Subadvisory Agreements provides that, subject to the general supervision of the Board of the Trust and the Investment Manager, the respective
Subadvisor shall manage the composition of its respective Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. Under the Subadvisory Agreements, SBA and Merganser are required to provide such services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of Subadvisory Agreements, and SBA and Merganser will be free to, and expect to render investment advisory services to others.

       Each Subadvisory Agreement requires the
Subadvisor to provide fair and equitable treatment to its respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, the Subadvisory Agreements do not obligate a Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor's other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

       Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time.
When the Funds and other clients of the Subadvisors are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a methodology considered equitable by the
Subadvisors. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

       Each Subadvisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from its effective date and will continue thereafter with respect to the respective Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant
Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Subadvisory Agreements provide that they may be amended only in accordance with the 1940 Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

       Each Subadvisory Agreement may be terminated:
(i) by the Investment Manager at any time, without payment of a penalty, upon notice to the applicable
Subadvisor and the Trust, (ii) at any time, without payment of a penalty, by the Trust or a majority of the outstanding voting securities of the Fund, or
(iii) by the applicable Subadvisor at any time, without payment of a penalty, upon 30 days notice to the Investment Manager and the Trust.

       Each Subadvisory Agreement provides that the respective Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the relevant Fund in connection with the Subadvisory Agreement, except by reason of the Subadvisor's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisors' reckless disregard of its obligations and duties under the Subadvisory
Agreement.

Compensation of the Investment Manager and
Subadvisors
-------------------------------------------

       As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

       As compensation for the investment management services rendered and related expenses under the respective Subadvisory Agreements, the Investment
Manager has agreed to pay each Subadvisor a fee
(net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase a Fund's expenses.

       The fee rate may change if assets of the Short Fund or Intermediate Fund fall below certain levels. In addition, SBA agrees that if the Investment
Manager has waived all or a portion of a Fund's advisory fee, or if the Investment Manager has agreed to pay or reimburse the expenses of a Fund above a certain level, SBA will, upon request by the Investment
Manager, waive a pro-rata share of the subadvisory fee payable to SBA or reimburse the Fund for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the subadvisory fees with respect to such Fund as the amount waived or borne by the Investment Manager.

       Pursuant to an agreement between the Investment
Manager and SBA dated May 22, 2000, the Investment
Manager may also pay SBA up to $6,156,000 at certain points through July 31, 2005 if assets grow to certain target levels.

       The following table illustrates the annual management fee rates currently paid by each Fund to the Investment Manager, together with the portion of the management fee that is retained by the Investment Manager as compensation for its services, each expressed as apercentage of the Fund's average net assets. The remainder of the management fee is paid to the Subadvisors.




						MANAGER'S PORTION OF
NAME OF FUND		TOTAL MANAGEMENT FEE	THE TOTAL MANAGEMENT FEE
------------		--------------------	------------------------

Short Fund		0.70%			0.60%
Intermediate Fund	0.70%			0.60%
Total Return Fund	0.50%			0.25%



	Fee Waivers and Expense Limitations. From time to time, the Investment Manager may agree to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount. The Investment Manager may waive all or a portion of its fee and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by a Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a Fund. The
Investment Manager may also waive all or a portion of its fees from a Fund and/or reimburse Fund expenses for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers and expense reimbursements in effect at the date of this Statement of Additional Information on Fund expenses is reflected under the heading "Fees and Expenses" located in the front of the Funds' Prospectus. Voluntary fee waivers/ expense limitations by the Investment Manager or by any Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor concerned.
Contractual fee waivers/expense limitations can only be terminated at the end of a term.

       Advisory Fees Paid by the Funds. Fees paid by the Funds for advisory services for the past three fiscal years are as follows:




			Advisory Fee
			Paid by the Total 	Advisory Fee Paid	Advisory Fee Paid by the
Fiscal Year Ended	Return Fund		by the Short Fund	Intermediate Fund
-----------------	-----------------	-----------------	------------------------

March 31, 2004		$81,645			$1,203,940		$610,187
March 31, 2003		$15,823*		$  660,621		$419,008
March 31, 2002		N/A			$  177,151		$174,401



* Total Return Fund commenced operations on
December 30, 2002.

       The following chart details the
reimbursements to the Funds for each of
the last three fiscal years, under
voluntary expense limitation provisions.



			Total
Fiscal Year Ended	Return Fund	Short Fund	Intermediate Fund
-----------------	-----------	----------	-----------------
March 31, 2004		$54,970		$  235,154	$    39,473
March 31, 2003		$30,462*	$  132,379	$    69,306
March 31, 2002	          N/A	        $   81,501	$    44,457



* Total Return Fund commenced operations on
December 30, 2002.

Approval of Investment Management and
Subadvisory Agreements
-------------------------------------

       The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the Investment Management Agreements with the Investment Manager and the Subadvisory Agreements between the Investment Manager and each Subadvisor.
The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements.
In considering the Investment Management and Subadvisory Agreements for the Funds, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisors, including comparative performance, fee and expense information for the Fund and other similar mutual funds and performance information for the relevant benchmark indices.
       Investment Manager. The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager. In the course of their deliberations regarding the Investment Management
Agreement, the Trustees evaluated, among other things: (a) the Investment Manager's administrative capabilities including its ability to supervise the Fund's other service providers; (b) the Investment
Manager's compliance programs including those related to personal investing and (c) the Investment Manager's performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment
Manager and its undertaking to maintain expense limitations for the Funds.
       SBA.  The Trustees reviewed information
provided by SBA relating to its operations, personnel, investment philosophy, strategies and techniques.
Among other things, SBA provided (a) a balance sheet and income statement, (b) biographical information on portfolio management and other professional staff, and (c) descriptions of SBA investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things: (i) the services to be rendered by SBA, (ii) the qualification and experience of SBA personnel; (iii) SBA's compliance programs including those related to personal investing; and (iv) SBA's performance in employing its investment strategy.

	Merganser. The Trustees reviewed information provided by Merganser relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, Merganser provided
(a) a balance sheet, (b) biographical information on portfolio management and other personnel and
(c) descriptions of Merganser's compliance programs and brokerage policies and practices.
In the course of their deliberations, the Trustees evaluated, among other things: (i) the services to be rendered by Merganser; (ii) the qualification and experience of Merganser's personnel; (iii)
Merganser's compliance programs including those related to personal investing; and (iv) Merganser's performance in employing its investment strategy.

       Conclusions Regarding the Investment Manager,
SBA and Merganser. The Trustees reached the following conclusions regarding the Investment Management
Agreement and each Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; and (D) the Fund's projected advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.
       Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Proxy Voting Policy
-------------------

       The Funds do not intend to invest in voting securities except that each Fund may hold shares of an unaffiliated money market fund (the "Cash Sweep
Fund") used to earn a return on any uninvested cash balance remaining at the end of the Fund's business day. If a Fund receives a proxy for a Cash Sweep
Fund, the Investment Manager intends to vote the proxy as recommended by the Cash Sweep Fund's trustees who are not interested persons of the Cash Sweep Fund within the meaning of the 1940 Act.

Code of Ethics
---------------

       The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, the Distributor and each Subadvisor, which codes are applicable to "access persons" of the Trust that are also employees of the Investment Manager, the Distributor and the Subadvisors, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment
Manager, the Distributor and the Subadvisors may invest in securities, including securities that may be purchased or held by the Fund.

Administrative Services and Distribution Agreements
---------------------------------------------------

       Under an Administration and Shareholder
Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator (the "Administrator") of the Trust.
Under the terms of this agreement, the Administrator will provide various administrative services to the Trust, including shareholder servicing and other Fund support. This agreement was effective as of August 1, 2000. Prior to that time, the Trust did not have a comparable agreement in place.

       Under a Distribution Agreement between the Trust and Managers Distributors, Inc. (the "Distributor"), the
Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of a Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

       The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreements. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Custodian
---------
        The Bank of New York (the "Custodian"),
100 Church Street, New York, New York, is the
Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

        The Custodian is authorized to deposit
securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

Transfer Agent
--------------

        Boston Financial Data Services, Inc., a
subsidiary of State Street Bank and Trust Company,
P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Funds. PFPC Brokerage Services, P.O. Box 9847,
Providence, Rhode Island 02940-8047, may serve as sub-transfer agent for the Funds in certain circumstances.

Independent Registered Public Accounting Firm
---------------------------------------------

        PricewaterhouseCoopers LLP, 125 High
Street, Boston, Massachusetts 02110 is the independent public accountant for the Funds.
PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and may provide other audit, tax and related services.

	BROKERAGE ALLOCATION AND OTHER PRACTICES
	========================================

        Transactions on U.S. stock exchanges,
commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.
There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup.
In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

        The Subadvisory Agreements provide that
each Subadvisor places all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets.
Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

        In addition, when selecting brokers to
execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. A Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor.
Each Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

       The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

       The fees of each Subadvisor are not reduced by reason of their receipt, if any, of such brokerage and research services. Generally, a Subadvisor does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager may direct a Subadvisor to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions
---------------------

        The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:




Fiscal Year Ended	Total Return Fund    	Short Fund	Intermediate Fund
-----------------	-----------------	----------	-----------------

March 31, 2004		$0			$ 38,538	$  5,769
March 31, 2003		$0			$ 13,730	$  6,535
March 31, 2002		N/A			$  8,871	$  3,424




Brokerage Recapture Arrangements
--------------------------------

	The Trust may entered into arrangements
with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay its expenses.
Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.


	PURCHASE, REDEMPTION AND PRICING OF SHARES
	==========================================

Purchasing Shares
-----------------

       Investors may open accounts with the Funds through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current
Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

       Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trust's
Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

       Purchase orders received by the Fund by 4:00 p.m. New York Time, c/o Boston Financial Data
Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Funds were received in proper form by the processing organization before 4:00 p.m.. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

       Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust.Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S.
dollars on a U.S. bank.

       To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager.
However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

       If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.
Third-party checks and "starter" checks are not accepted for the initial investment in the Funds or for any additional investments.

       In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

Redeeming Shares
----------------

       Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day.
Orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Funds will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Funds were received in proper form by the processing organization before 4:00 p.m.

       Redemption orders received after 4:00 p.m.
will be redeemed at the net asset value determined at the close of trading on the next Business Day.
Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise their right to redeem shareholder accounts will be determined by the Investment
Manager on a case-by-case basis.

       If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash. Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

       Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made wit the Investment Manager.
The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows:
(i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares
------------------

       An investor may exchange shares from the Funds into shares of other funds in our fund families
(for a current list of these funds, call 800-835-3879).
Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number.
In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The
Managers Funds, Managers Trust I or Managers Trust
II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes.
The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value
---------------

       Each Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m.
New York Time.

       The net asset value per share of a Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are primarily traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing
Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Dividends and Distributions
---------------------------

       Each Fund declares and pays dividends and distributions as described in the current Prospectus.
If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares.
No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Capital Structure
-----------------

       Managers Trust II is a Massachusetts business trust. Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3,
1991 (under the name Smith Breeden Series Fund).
A copy of the Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

       The Trustees have the authority to issue shares in an unlimited number of series of the Trust.
Each Fund's shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

       Shareholders of the Funds of the Trust will vote together in electing the Trust's Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund.
The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect
100% of the Trustees if they choose to do so.

       The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

       Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than each Fund's insurance coverage and
(ii) each Fund itself was unable to meet its obligations.

		CERTAIN TAX MATTERS
		===================

	The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice.
This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

=================================================
	EACH SHAREHOLDER IS ADVISED TO CONSULT HIS
OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC
TAX CONSEQUENCES OF AN INVESTMENT IN A FUND,
INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL,
STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND
THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER
TAX LAWS.  THIS DISCUSSION IS NOT INTENDED AS A
SUBSTITUTE FOR CAREFUL TAX PLANNING.
===================================================

Federal Income Taxation of Funds'in General
-------------------------------------------

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund has elected and intends to qualify to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and
(b) invest the Fund's assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items
(including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund's total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

       If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

       If each Fund qualifies as a regulated
investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------

       Original Issue Discount; Market Discount.
	----------------------------------------
For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price.
Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.
Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

       Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable).
Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently.
Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.


        Options and Futures Transactions.
	--------------------------------
Certain of each Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

       Hedging Transactions.
	--------------------
Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S.
exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months).
When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of
section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

       Tax Implications of Certain Investments.
       ----------------------------------------
Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate.
In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

       The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund.

Federal Income Taxation of Shareholders
---------------------------------------

       Distributions of net realized short-term capital gains by a Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders.
Under the Jobs and Growth Tax Relief Reconciliation
Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act, if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates, only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations
(e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In general, dividends paid by each Fund will not qualify for the dividends-received deduction. In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund.
These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.
       Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December
31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.
       Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income, qualified dividend income, or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares justprior to a taxable distribution.
The price of shares purchased at that time includes the amount of any forthcoming distribution.
Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distributionwhich will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders
--------------------

       Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

       In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund or a broker may be required to withhold U.S. federal income tax as "backup withholding" at the current rate of 28% for the calendar year 2004 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless an appropriate IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Tax-Exempt Investors
--------------------

	If a shareholder that is a benefit plan investor
(e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-
Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes
---------------------

       Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Funds.

Other Taxation
--------------

       Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter
M of the Code.

========================================================

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE
APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL
AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT
OF THEIR PARTICULAR TAX SITUATIONS.
========================================================


		PERFORMANCE DATA
		================

       From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund's current Prospectus.

Yield
-----
	The Funds may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

	    Yield = 2[((a-b)/(cd) + 1)^6 - 1]


In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

       The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

Average Annual Total Return
---------------------------

       The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

		P (1 + T)^n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T = average annual total return
n = number of years
ERV = ending redeemable value of the hypothetical
$1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

       The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current
Prospectus on the reinvestment
dates during the period.

After Tax and Cumulative Returns
--------------------------------
Average Annual Total Return (after taxes on distributions).
Each Fund may also advertise average annual total return
(after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)^n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes
		on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000
		payment made at the beginning of the
		1-, 5-, or 10-year periods at the end
		of the 1-, 5-, or 10-year periods (or
		fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions.
Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions
(e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes);
the effect of phaseouts of certain exemptions, deductions, and credits at various income levels;
and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

		  P(1+T)^n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes
		on distributions and redemption)
n	=	number of years
ATVDR 	=	ending value of a hypothetical $1,000
		payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, qualified dividend income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g.
the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, long-term capital gain rate for qualified dividend income, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return
(after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.
The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return
(after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. Each Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

Performance Comparisons
-----------------------

       Each of the Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc.,
("Morningstar") and IBC Money Fund Report ("IBC").
Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds' performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500
Composite Stock Price Index, the Merrill Lynch 6-Month
Treasury Bill Index and the Citigroup
Mortgage Index.

Volatility
----------

       Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than
1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

       A statistic often used by sophisticated
institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

Comparisons and Advertisements
------------------------------

       To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages.
The following publications, indices, and averages may be used:

a)	Lipper-Mutual Fund Performance Analysis, Lipper-
	Fixed Income Analysis, and Lipper-Mutual Fund
	Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)	CDA Mutual Fund Report, published by CDA
	Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c)	Mutual Fund Source book, published by Morningstar,
	Inc. - analyzes price, yield, risk, and
	total return for equity and fixed income funds.

d)	Financial publications: Barron's, Business Week,
	Changing Times, Financial World, Forbes,
	Fortune, and Money magazines - rate fund performance over specified time periods.

e)	Consumer Price Index (or Cost Of Living Index),
	published by the U.S. Bureau of Labor
	Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f)	Stocks, Bonds, Bills, and Inflation, published
	by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g)	Saving's and Loan Historical Interest Rates -
	as published in the U.S. Savings & Loan
	League Fact Book.

h)	Salomon Brothers Broad Bond Index - measures
	yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i)	Salomon Brothers Mortgage Index - measures only
	the mortgage component of the Salomon
	Brothers Broad Bond Index.

j)	Salomon Brothers Composite High Yield Index
	or its component indices - measures yield, price and total return for Long-Term High
	Yield Index, Intermediate Term High Yield Index, and Long-Term Utility High Yield Index.

k)	Lehman Brothers Aggregate Bond Index or its
	component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

1)	Lehman Brothers Government/Corporate Bond Index.

m)	Standard & Poor's Bond Indices - measure yield
	and price of Corporate, Municipal, and
	Government bonds.

n)	Other taxable investments including
	certificates of deposit (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o)	Historical data supplied by the research
	departments of Lehman Brothers, First Boston
	Corporation, Morgan Stanley, Salomon Brothers,
	Merrill Lynch, Goldman Sachs, Prudential
	Securities and Donaldson Lufkin and Jenrette.

p)	IBC's Money Fund Report - industry averages for
	7-day annualized and compounded yields
	of taxable, tax-free and government money funds.

q)	Total returns and yields for Treasury Securities
	and fixed income indices as published by Ryan Laboratories or other suppliers.

       In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

       Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

       Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks.

Additional Information
----------------------

       This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust's Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

       Statements contained in the Statement of Additional
Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

Additional Information for Institutional Investors
--------------------------------------------------

       As the investments permitted to the Funds include mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short Fund or the Intermediate Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.



		FINANCIAL STATEMENTS
		====================

       The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Auditors of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from the respective annual report filings made with the Securities and Exchange
Commission on June 8, 2004. The accession number of such filing was 0000879947-04-000036. The Financial
Statements and reports are available without charge by calling (800) 835-3879, on our Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

	=======================================
	DESCRIPTION OF BOND RATINGS ASSIGNED BY
		STANDARD & POOR'S AND
	   MOODY'S INVESTORS SERVICE, INC.
	=======================================


		STANDARD & POOR'S
		=================


			AAA
       			---
       An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

			AA
			--
       An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

			A
    			-
       An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

			BBB
       			---
       An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B'
'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

			BB
			--
       An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

			B
			-
       An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

			CCC
			---
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorablebusiness, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

			CC
			--
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

			C
			-
       A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment.
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

			D
			-
       An obligation rated 'D' is in payment default.
The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

			r
			-
This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

			N.R.
			----
       This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Plus (+) or Minus (-): The ratings from "AA" to
"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

		MOODY'S INVESTORS SERVICE, INC.
		===============================

			Aaa
			---

       Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

			Aa
			--
       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

			A
			-
       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

			Baa
			---
       Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

			Ba
			--

       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

			B
			-

       Bonds which are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

			Caa
			---
       Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

			Ca
			--
       Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

			C
       			-
       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

		PART C.  OTHER INFORMATION
		==========================


Item 23.	Exhibits.
--------	---------

(a)		Amended and Restated Declaration of Trust dated
		June 1, 1992.  (i)
(b)		By-Laws dated October 3, 1991.  (i)
(c)		Not Applicable.
(d)(i)		Fund Management Agreement between The Managers
		Funds LLC and Managers Trust II
		dated August 1, 2000.  (ii)
(d)(ii)		Sub-Advisory Agreement between The Managers
		Funds LLC and Smith Breeden Associates, Inc.
		dated August 1, 2000.  (ii)
(d)(iii)	Form of Letter Agreement to Fund Management
		Agreement between The Managers Funds LLC and
		Managers Trust II with respect to Total
		Return Bond Fund.  (v)
(d)(iv)		Form of Sub-Advisory Agreement between The
		Managers Funds LLC and Merganser Capital
		Management LP with respect to Total Return
		Bond Fund.  (v)
(d)(v)		Form of Investment Advisory Agreement for
		Managers Science & Technology Fund,
		Managers 20 Fund, Managers Mid-Cap Fund,
	  	Managers Large-Cap Fund, Managers
		Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and
		Managers Fixed Income Fund.  (vi)
(d)(vi)		Form of Investment Subadvisory Agreement for
		Managers Science & Technology Fund.  (vi)
(d)(vii)	Form of Investment Subadvisory Agreement for
		Managers 20 Fund.  (vi)
(d)(viii)	Form of Investment Subadvisory Agreement for
		Managers Mid-Cap Fund.  (vi)
(d)(ix)		Form of Investment Subadvisory Agreement for
		Managers Large-Cap Fund.  (vi)
(d)(x)		Form of Investment Subadvisory Agreement for
		Managers Balanced Fund.  (vi)
(d)(xi)		Form of Investment Subadvisory Agreement for
		Managers Convertible Securities Fund.
(vi)
(d)(xii)	Form of Investment Subadvisory Agreement for
		Managers High Yield Fund.  (vi)
(d)(xiii)	Form of Investment Subadvisory Agreement for
		Managers Fixed Income Fund.  (vi)
(e)(i)		Form of Distribution Agreement between Managers
		Distributors, Inc. and Managers Trust II.  (iii)
(e)(ii)		Form of Letter Agreement to the Distribution
		Agreement between Managers Trust II and
		Managers Distributors, Inc. with respect to
		Total Return Bond Fund.  (v)
(e)(iii)	Form of Distribution Agreement between Managers
		Distributors, Inc. and Managers Trust II with respect to Managers Science & Technology Fund, Managers 20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund,
		Managers Convertible Securities Fund, Managers
		High Yield Fund and Managers Fixed Income Fund.
		(vi)
(f)		Not Applicable.
(g)		Custodian Contract between The Bank of New York
		and Managers Trust II dated June 25, 2002.  (v)
(h)(i)		Administration and Shareholder Servicing Agreement.
	       (ii)
(h)(ii)		Transfer Agency and Service Agreement between
		Managers Trust II and State Street
		Bank and Trust Company dated August 1, 2000.  (ii)
(h)(iii)	Form of Administration and Shareholder Servicing
		Agreement between The Managers Funds LLC and
		Merganser Capital Management LP with respect to
		Total Return Bond Fund.  (v)
(h)(iv)		Form of supplement to Administration and
		Shareholder Services Agreement with respect
		to Managers Science & Technology Fund, Managers
		20 Fund, Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers Balanced Fund, Managers Convertible Securities Fund, Managers High Yield Fund and Managers Fixed Income Fund. (vi)
(h)(v)		Form of Transfer Agency and Service Agreement
                between Managers Trust II and Firstar
		Mutual Fund Services, LLC.  (vi)
(i)(i)		Legal Opinion (Short Duration Government Fund
		and Intermediate Duration Government
		Fund).  (i)
(i)(ii)		Legal Opinion (Total Return Bond Fund).  (v)

(i)(iii)	Legal Opinion (Managers Science & Technology Fund,
                Managers 20 Fund, Managers Mid-Cap Fund, Managers
		Large-Cap Fund, Managers Balanced Fund, Managers
		Convertible Securities Fund, Managers High Yield
		Fund and Managers Fixed Income Fund).  (vi)
(j)		Consent of PricewaterhouseCoopers LLP.  (filed herewith)
(k)		Not Applicable.
(l)		Initial Capital Agreements:  incorporated by reference.
(m)(i)		Plan of Distribution pursuant to Rule 12b-1 for
		Total Return Bond Fund.  (v)
(m)(ii)		Plan of Distribution pursuant to Rule 12b-1 for
		Managers Science & Technology Fund,
		Managers 20 Fund, Managers Mid-Cap Fund, Managers
		Large-Cap Fund, Managers Balanced Fund, Managers
                Convertible Securities Fund, Managers High Yield
		Fund and Managers Fixed Income Fund.
(n)		Rule 18f-3 plan for Managers Science & Technology
		Fund, Managers 20 Fund, Managers Mid-Cap Fund,
		Managers Large-Cap Fund, Managers Balanced Fund,
		Managers Convertible Securities Fund, Managers
		High Yield Fund and Managers Fixed
		Income Fund.  (vii)
(o)(i)		Code of Ethics of Managers Trust II effective
		August 1, 2000.  (ii)
(o)(ii)		Code of Ethics of The Managers Funds LLC and
		Managers Distributors, Inc adopted
		June, 2000 and March 1, 2001.  (iii)
(o)(iii)	Code of Ethics of Smith Breeden Associates, Inc.
		adopted as of October 22, 1992 and
		revised as of April 30, 2000.  (ii)
(o)(iv)		Code of Ethics of Merganser Capital Management LP
		adopted as of June 21, 1996 and as
		amended November 24, 2003.  (filed herewith)
(o)(v)		Code of Ethics of 40/86 Advisors, Inc. filed as
		Appendix A to Part B of this Registration
		Statement. (vi)
(o)(vi)		Code of Ethics of Oak Associates, ltd. filed as
		Appendix A to Part B of this Registration
		Statement. (vi)
(o)(vii)	Code of Ethics of Chicago Equity Partners, LLC
		filed as Appendix A to Part B of this
		Registration Statement. (vi)
(p)(i)		Power of Attorney dated June 2, 2000.  (ii)
(p)(ii)		Power of Attorney dated October 18, 2002.  (iv)

-------------------------------------------

(i)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos.
	033-43089; 811-06431 (filed May 31, 1995).

(ii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos.
	033-43089; 811-06431 (filed August 1, 2000).

(iii)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos.
	033-43089; 811-06431 (filed August 1, 2001).

(iv)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos.
	033-43039, 811-06431.  (Filed October 18, 2002).

(v)	Filed as an exhibit to the Registrant's Registration
	Statement on Form N-1A, Registration Nos.
	033-43039, 811-06431.  (Filed December 18, 2002).

(vi)	Filed as an exhibit to the Registrant's Registration
	Statement on form N-1A, Registration
	Nos. 033-43-30, 811-06431.  (Filed November 3, 2003).

(vii)	Filed as an exhibit to the Registrant's Registration
	Statement on form N-1A, Registration
	Nos. 033-43-30, 811-06431.  (Filed December 18, 2003).

Item 24.	Persons Controlled by or Under Common Control
		with Registrant.
-------		---------------------------------------------

		None.


Item 25.	Indemnification.
--------	----------------

		Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant's Declaration of Trust (Exhibit 1(a)) with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the
		"Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue. Each disinterested Trustee has entered into an Indemnity Agreement with the adviser whereby the adviser indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.


Item 26.	Business and Other Connections of Investment
		Adviser.
-------		--------------------------------------------

		The Managers Funds LLC, a registered investment adviser, serves as investment adviser to the Trust. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and a wholly owned subsidiary of AMG serves as its managing member. The Managers Funds LLC serves exclusively as an investment adviser to and distributor of shares of investment companies registered under the 1940 Act.
		The business and other connections of the Officers and Directors of the Managers
		Funds LLC, are listed in Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference.
		The file number of said ADV Form is 801-56365.

		The Managers Funds LLC has hired a subadviser for each fund of the Trust. The business and other connections of the officers and directors of the sub-adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference. The Subadviser for Short Duration Government Fund and Intermediate Duration Government Fund is Smith Breeden Associates, Inc, whose ADV Form file number is 801-17567. The Subadviser for Total Return Bond Fund is Meganser Capital Management LP, whose ADV Form file number is 801-57541. The Subadviser for Managers Balanced Fund (fixed-income portion), Managers High Yield Fund and Managers Fixed Income Fund is Loomis, Sayles & Co., whose ADV Form file number is 801-170. The Subadviser for Managers High Yield Fund is J.P. Morgan Investment Management Inc., whose ADV Form file number is 801-21011. The Subadviser for Managers Convertible Securities Fund is 40/86 Advisors, Inc. (formerly Conseco Capital Management, Inc.), whose ADV Form file number is 801-17857. The Subadviser for Managers Science & Technology
		Fund and Managers 20 Fund is Oak Associates, ltd., whose ADV Form file number is 801-23632. The Subadviser for Managers Mid-Cap Fund, Managers Large-Cap Fund and Managers Balanced Fund (equity portion) is Chicago Equity
		Partners, LLC whose ADV Form file number is 801-57280.

Item 27.	Principal Underwriters.
--------	-----------------------

(a)		Managers Distributors, Inc. acts as principal
		underwriter for the Registrant.  Managers
		Distributors, Inc. also acts as principal underwriter for Managers AMG Funds, The Managers Funds and Managers Trust I.

(b)		The following information relates to the
		directors,officers and partners of Managers
		Distributors, Inc.:



	Name and Principal	Positions and Offices	Positions and
	Business Address	with Underwriter	Offices with
							Fund
	- ------------------	--------------------- 	----------------
	Nathaniel Dalton		Director	   None
	c/o Affiliated Managers
  	Group, Inc.
	600 Hale Street
	Prides Crossings, MA 01965

	Daniel J. Shea			Director	   None
	c/o Affiliated Managers
 	 Group, Inc.
	600 Hale Street
	Prides Crossings, MA 01965

	John Kingston, III		Director	   None
	c/o Affiliated Managers	     and Secretary
 	 Group, Inc.
	600 Hale Street
	Prides Crossings, MA 01965

	Peter M. Lebovitz		President	Trustee and
	c/o The Managers Funds LLC			 President
	800 Connecticut Avenue
	Norwalk, Connecticut 06854

	Donald S. Rumery		Treasurer	Secretary and
	c/o The Managers Funds LLC		          Treasurer
	800 Connecticut Avenue
	Norwalk, Connecticut 06854



(c)	Not applicable.


Item 28.	Locations of Accounts and Records.
-------		----------------------------------
		The accounts, books or other documents
		required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be kept by the Registrant at the following offices:

(1)		At the offices of the Registrant at
                800 Connecticut Avenue,
		Norwalk, Connecticut 06854 and at
		the offices of
		the Custodian, The Bank of New York,
		100 Church Street,
		New York, New York 10005 and at the
		offices of Boston
                Financial Data Services, Inc.,
		1776 Heritage Drive, North Quincy,
		Massachusetts 01171.

(2)		Smith Breeden Associates, Inc.,
		100 Europa Drive, Suite 200,
		Chapel Hill, NC 27514

(3)		Merganser Capital Management LP,
		One Cambridge Center,
		Cambridge, MA 02142

(4)		40/86 Advisors, Inc.,
		11825 N. Pennsylvania Avenue,
		Carmel, IN 46032

(5)		Oak Associates, ltd.,
		3875 Embassy Parkway, Suite 250,
		Akron, OH 44333

(6)		Chicago Equity Partners, LLC,
		180 N. LaSalle Street, Suite 3800,
		Chicago, IL 60601

(7)		J.P. Morgan Investment Management Inc.,
		522 Fifth Ave, New York, NY  10036

(8)		Loomis, Sayles & Co., One Financial Center,
		Boston, MA  02111-2621


Item 29.	Management Services.
--------	--------------------

		There are no management-related service
		contracts other than the Fund Management
		Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.
--------	-------------

(a)		The Registrant previously has undertaken
		to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)		The Registrant hereby undertakes to furnish
		to each person to whom a prospectus is
		delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

================================================================
Exhibit j	 CONSENT OF PRICEWATERHOUSECOOPERS LLP
================================================================


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
========================================================



We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 19, 2004, relating to the financial statements and financial highlights which appears in the March 31, 2004 Annual Report to Shareholders of Managers Short
Duration Government Fund, Managers Intermediate Duration
Government Fund and Managers Total Return Bond Fund
(constituting Managers Trust II), which are also incorporated by reference into the Registration
Statement. We also consent to the references to us under the headings "Financial Highlights",
"Independent Registered Public Accounting Firm" and
"Financial Statements" in such Registration
Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 30, 2004

================================================================
Exhibit o(iv)	    MERGANSER CODE OF ETHICS
================================================================

			CODE OF CONDUCT
			===============

		   Adopted:  June 21, 1996
		   -----------------------
		 Amended: November 24, 2003
		 --------------------------

PURPOSE
-------

The Code of Conduct has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees ("Personnel") of Merganser Capital Management LP ("Company").


BACKGROUND
----------

No set of rules or policies can presume to fully define "professional behavior" or "ethical conduct." These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the Compliance Officer.


POLICIES
--------

1. Legal and Ethical Violations: Personnel shall not knowingly participate in, or assist, any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.

2. Conflicts of Interest: Personnel shall not enter into or engage in a security transaction or business activity or relationship which may result in any financial or other conflict of interest between themselves and clients or the Company. Personnel shall also disclose to the Company all matters that could reasonably be expected to interfere with their duty to the Company, or with their ability to render unbiased and objective advice.

3. Priority of Transactions: Personnel shall conduct themselves in such a manner that transactions for clients and the Company have priority over transactions in securities or other


<Pafge>



investments of which they are
beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients' and the Company's interests.

4. Use of Material Nonpublic Information: The Company forbids Personnel from trading, either personally or on behalf of others (such as private accounts managed by the Company), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading."
Exhibit A provides useful background information about insider trading.

5. Duty to the Company: Personnel shall not undertake independent practice which could result in compensation or other benefit in competition with the Company unless they have received written consent from both the Company and the person or entity for whom they undertake independent employment or services.

6. Preservation of Confidentiality: Personnel shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client. Information relating to illegal activities should be communicated as soon as practicable to the Compliance Officer.


IMPLEMENTATION
--------------

1. Compliance Officer: Mr. Richard F. Woerner has been designated Compliance Officer and, as such, is responsible for the implementation of the Code of Conduct. As Compliance Officer, he reports to the General Partner and is required to meet with it formally once a year to review the status of compliance with this policy. Also, he may meet with the General Partner at any time to seek guidance or to discuss matters requiring immediate attention.

2. Application: The Code of Conduct applies to all Personnel and extends to activities within and outside their duties at the Company.

3. Insider Trading: Exhibit B relates procedures to implement the Company's policy against insider trading.

4. Acknowledgment: All Personnel must read and acknowledge receipt of a copy of this Code of Conduct. Questions regarding the policy or its implementation should be reviewed with the Compliance Officer.

			Exhibit A
			=========

		    INSIDER TRADING
		    ---------------

	The term "insider trading" is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or to communications of material nonpublic information to others.

	While the law concerning insider trading is not static, it is generally understood that the law prohibits:

1)	trading by an insider, while in possession of material nonpublic
	information, or
2)	trading by a non-insider, while in possession of material
	nonpublic information, where the information either was disclosed to non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or
3)	communicating material nonpublic information to others.

	The elements of insider trading and the penalties for such unlawful conduct are discussed below:

1.	Who is an Insider?

	The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, the Company may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2.	What is Material Information?

	Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

	Material information does not have to relate to a company's business. For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

3.	What is Nonpublic Information?

	Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

4.	Penalties for Insider Trading

	Penalties for trading on or communicating material nonpublic information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

   *	civil injunctions
   *	treble damages
   *	disgorgement of profits
   *	jail sentences
   *	fines for the person who committed the violation of up to three
	times the profit gained or loss avoided, whether or not the person actually benefited, and
   *	fines for the employer or other controlling person of up to the
	greater of $1,000 or three times the amount of the profit gained or loss avoided.

	In addition, any violation of this policy statement can be expected to result in serious sanctions by the Company, including dismissal of the persons involved.

			Exhibit B
			=========


	PROCEDURES TO IMPLEMENT THE COMPANY'S POLICY
	--------------------------------------------
                AGAINST INSIDER TRADING
		-----------------------

The following procedures have been established to aid the officers, directors, and employees of the Company in avoiding insider trading, and to aid the Company in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of the Company must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.

1.	Identifying Inside Information

	Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

i.	Is the information material?  Is this information that the
	investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

ii.	Is the information nonpublic?  To whom has this information
	been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

	If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

	i.	Report the matter immediately to Mr. Woerner.

	ii.	Do not purchase or sell the securities on behalf of
		yourself or others, including investment companies or private accounts managed by the Company.

	iii.	Do not communicate the information inside or outside the
		Company, other than to Mr. Woerner.

	iv.	After Mr. Woerner has reviewed the issue, you will
		either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.

2.	Personal Securities Trading

		In order to meet the requirements of Rule 204-2(a)(12) of the Investment Advisors Act of 1940, all officers, directors and employees of the Company shall submit to Mr. Woerner information with respect to any security acquired or disposed of and any direct or indirect beneficial interest during any calendar quarter. The information is due within ten days after the end of each calendar quarter and must include the title of the security, the number of shares included in the transaction, the date of the transaction, the nature of the transaction (purchase, sale or other acquisition or disposition,) the price, and the name of the broker-dealer with whom the transaction was effected.
	In addition, all officers, directors and employees of the Company shall submit to Mr. Woerner a report of every securities transaction in which they, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated within ten days after such transaction. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. This requirement may be satisfied by sending duplicate broker confirmations of such trades to Mr. Woerner.
        In order to meet the requirements of Rule 17j-1 of the Investment Company Act of 1940, all officers, directors and employees of the Company shall submit to Mr. Woerner a report detailing every security held by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest within ten days of initial employment and within fifteen days of the close of each calendar year. The initial report of current employees is due no later than September 1, 2000. The report shall include the name of the security, quantity held, and the market value. This requirement may be satisfied with a copy of the broker's statement.
        The only exceptions to these reporting requirements are open-end mutual funds where Merganser is not an advisor or sub-advisor to the fund, bank CD's, and securities of the United States Government and its agencies.

3.	Pre-clearance of "IPO" or private placement trades

        In order to meet the requirements of Rule 17j-1 of the Investment Company Act of 1940, all officers, directors and employees of the Company are required to obtain from Mr. Woerner pre-clearance for any initial public offering ("IPO") or private placement to be purchased by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest. The pre-clearance form shall contain the name of the security and be signed by Mr. Woerner prior to the purchase. In Mr. Woerner's absence, the form may be signed by the President or a Senior Vice President. .

4.	Pre-Clearance of trades in Client Securities

        All officers, directors and employees of the Company are required to obtain from Mr. Woerner pre-clearance for any trade involving a security issued by a client of Merganser by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest. The pre-clearance form shall contain the name of the security and be signed by Mr. Woerner prior to the purchase. In Mr. Woerner's absence, the form may be signed by the President or a Senior Vice President.

5.	Restricting Access to Material Nonpublic Information

	Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within the company, except as provided in paragraph 1 above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed; access to computer files containing material nonpublic information should be restricted.

6.	Resolving Issues Concerning Insider Trading

	If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with Mr. Woerner before trading or communicating the information to anyone.

7.	Working Together to Prevent Abuses

	The prevention of insider trading violations requires constant attention. Your suggestions may contribute in a critical way to the effectiveness of these procedures. If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to Mr. Woerner immediately. Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or otherwise handled by employees. Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.

			CODE  OF  CONDUCT
			=================


			  ACKNOWLEDGMENT
			  ==============






I have read and understand the Code of Conduct adopted June 21, 1996 as amended November 24, 2003 by the Merganser Capital
Management LP and will comply with it in all respects.



_____________________________________
Name (Signed)



_____________________________________
Name (Printed)



_____________________________________
Date

================================================================
	                    SIGNATURES
================================================================

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment
Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 2nd day of August, 2004.


				MANAGERS TRUST II

				BY:  /s/ Donald S. Rumery
				     --------------------
 				     Donald S. Rumery
 					Treasurer
Pursuant to the requirements of the Securities Act, this
Registration Statement has been signed below by the
following persons in the capacities and on the dates
indicated.



Signature			Title				Date
---------			-----				----


	*
--------------------
Jack W. Aber			Trustee				August 2, 2004

	*
--------------------
William E. Chapman, II		Trustee				August 2, 2004

	*
--------------------
Edward J. Kaier			Trustee				August 2, 2004

	*
--------------------
Steven J. Paggioli		Trustee				August 2, 2004

	*
--------------------
Eric Rakowski			Trustee				August 2, 2004

	*
--------------------
Thomas R. Schneeweis		Trustee				August 2, 2004

	*
--------------------
Peter M. Lebovitz	   President and Trustee		August 2, 2004
			(Principal Executive Officer)

	*
--------------------
Galan G. Daukas		  Chief Financial Officer		August 2, 2004
			(Principal Financial Officer)

/s/ Donald S. Rumery	   Treasurer and Secretary
--------------------
Donald S. Rumery	(Principal Accounting Officer)          August 2, 2004





/s/ Donald S. Rumery
--------------------

*By Donald S. Rumery pursuant to Power of Attorney.